                     FAIRCHILD FOUNDRY SERVICES AGREEMENT

CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN DELETED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.


            THIS FAIRCHILD FOUNDRY SERVICES AGREEMENT ("Agreement") is dated and made effective this 11th day of March, 1997 (the "Effective Date") by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation, having its principal place of business at 2900 Semiconductor Drive, Santa Clara, California 95052-8090 ("National") and FAIRCHILD SEMICONDUCTOR CORPORATION, a Delaware corporation, having its principal place of business at 333 Western Avenue, South Portland, Maine 04106 ("Fairchild"). National and/or Fairchild may be referred to herein as a "Party" or the "Parties" as the case may require.

                                  WITNESSETH:

            WHEREAS, the Parties have entered into a certain Asset Purchase Agreement (hereinafter referred to as the "Purchase Agreement") under which Fairchild is acquiring certain of the assets of National's Logic, Memory and Discrete Power and Signal Technologies Business Units as historically conducted and accounted for (including Flash Memory, but excluding Public Networks, Programmable Products and Mil/Aero Logic Products) (the "Business"); and

            WHEREAS, pursuant to the transactions contemplated in the Purchase Agreement, Fairchild is acquiring National's manufacturing facilities in South Portland, Maine (excluding the eight-inch fab and related facilities); West Jordan, Utah; and Penang, Malaysia, and Cebu, the Philippines; and

            WHEREAS, after the closing of the transactions contemplated by the Purchase Agreement Fairchild will own and operate the Facilities; and

            WHEREAS, National, using proprietary processes, has been manufacturing silicon wafers containing certain integrated circuits at the Facilities; and

            WHEREAS, National is conveying to Fairchild certain intellectual property rights pursuant to the Technology Licensing and Transfer Agreement between National and Fairchild, of even date herewith; and

            WHEREAS, National and Fairchild desire to enter into an agreement under which Fairchild will continue to provide certain manufacturing services to National following the closing of the transactions contemplated by the Purchase Agreement; and

            WHEREAS, National and Fairchild recognize that the prices National shall pay to Fairchild for silicon wafers manufactured pursuant to this Agreement are determined based on the collateral transactions and ongoing relationship between the Parties as expressed in the Purchase Agreement, Revenue Side Letter between National and Fairchild of even date herewith (the "Revenue Side Letter") and the other Operating Agreements (as defined in Paragraph 7.1); and

            WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Purchase Agreement.

            NOW, THEREFORE, in furtherance of the foregoing premises and in consideration of the mutual covenants and obligations hereinafter set forth, the Parties hereto, intending to be legally bound hereby, do agree as follows:

1.0   DEFINITIONS

      1.1 "Acceptance Criteria" shall mean the electrical parameter testing, process control monitor ("PCM") and other inspections for each Product and/or Process as set forth in Exhibit F hereto, all of which are to be performed by Fairchild prior to shipment of Wafers hereunder.

      1.2 "Best Efforts" shall require that the obligated Party make a diligent, reasonable and good faith effort to accomplish the applicable objective. Such obligation, however, does not require any material expenditure of funds or the incurrence of any material liability on the part of the obligated Party, which expenditure or liability is unreasonable in light of the related objective, nor does it require that the obligated Party act in a manner which would otherwise be contrary to prudent business judgment or normal commercial practices in order to accomplish the objective. The fact that the objective is not actually accomplished is no indication that the obligated Party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

      1.3 "Confidential Information" shall have the meaning set forth in Paragraph 16.1 below.

      1.4     "Effective Date" shall mean the date first set forth above.

      1.5 "Equivalent Wafers" for wafers manufactured at the South Portland, Maine six inch fab shall mean the actual number of wafers in a given Process multiplied by the process complexity factor for that Process, as set forth in Exhibit A hereto; and for wafers manufactured in a four or five inch fab, Equivalent Wafers shall mean the number of six inch equivalent wafers.

      1.6 "Facilities" shall mean the existing wafer fabrication facilities located at South Portland, Maine (excluding the eight inch fabrication facility of which National is retaining ownership) and West Jordan, Utah, transferred to Fairchild from National pursuant to the Purchase Agreement.

      1.7 "Fairchild" shall mean Fairchild Semiconductor Corporation and its Subsidiaries.

      1.8 "Fairchild Assured Capacity" shall mean the capacity that Fairchild agrees to supply National pursuant to Section 5 below.

      1.9 "Masks" shall mean the masks and reticle sets, including the mask holders and ASM pods, for the Products and Wafers used to manufacture Products hereunder.

      1.10 "National" shall mean National Semiconductor Corporation and its Subsidiaries.

      1.11 "Processes" shall mean those National proprietary wafer manufacturing processes and associated unit processes to be used in the fabrication of Wafers hereunder which are set forth in Exhibit A hereto, as such processes shall be modified from time to time as agreed in writing by the Parties.

      1.12 "Products" shall mean National's integrated circuit products which will be manufactured by Fairchild in wafer form for National hereunder and which are identified by National's part numbers listed in Exhibit B hereto, which exhibit may be amended from time to time as the parties may agree.

      1.13 "Quality and Reliability Criteria" shall mean National's manufacturing process quality and reliability specifications, as set forth in the revision of National Specification CP0008 which is in effect as of the Effective Date, and which are to be followed by Fairchild in manufacturing Wafers hereunder.

      1.14 "Specifications" shall mean the technical specifications (such as Mask ID, Process Flow and Sort/Test) as listed in Exhibit B for each of the Products as provided in this Agreement.

      1.15 "Subsidiary" shall mean any corporation, partnership, joint venture or similar entity more than fifty (50%) owned or controlled by a Party hereto, provided that any such entity shall no longer be deemed a Subsidiary after such ownership or control ceases to exist.

      1.16 "Technology Licensing and Transfer Agreement" shall mean the agreement of even date herewith between the Parties under which National is licensing and transferring certain intellectual property rights to Fairchild.

      1.17 "Wafers" shall mean four-inch (4"), five-inch (5") and/or six-inch (6") silicon wafers for any of the Products to be manufactured by Fairchild hereunder.

      1.18 "Wafer Module" shall mean the Fairchild four-inch (4"), five-inch (5"), and six-inch (6") wafer fabrication units in South Portland, Maine and the six-inch (6") wafer fabrication unit in West Jordan, Utah.

2.0   INTELLECTUAL PROPERTY/NON-COMPETE

      2.1 The provisions of the Technology Licensing and Transfer Agreement will govern all issues related to the respective intellectual property rights of the Parties hereunder, to include but not be limited to, use rights, ownership rights and indemnification obligations.

      2.2 All manufacturing of Wafers shall take place at the Facilities. Fairchild shall not transfer any National-owned intellectual property or technical information outside of the Facilities or to any other site, other than as may be permitted under the Technology Licensing and Transfer Agreement.

      2.3 During the term of this Agreement, including all extensions hereto and any subsequent ramp-down period provided under Paragraph 15.1, Fairchild will not develop, manufacture (except for National hereunder), market or sell any integrated circuit that has substantially the same specifications as any Product.

3.0   PROCESSES

      3.1 Exhibit A lists the Processes which Fairchild shall use in manufacturing Wafers hereunder for National. Exhibit A may be amended from time to time by mutual agreement in writing of the Parties, as new processes are developed and older Processes become obsolete.

      3.2 After qualification is successfully completed for any Product to be manufactured under this Agreement, if Fairchild desires to make material Process changes affecting form, fit or function, Fairchild will notify National of the intended change in accordance with Fairchild's process change procedures then in effect. If the proposed changes are unacceptable to National, National and Fairchild shall work together in efforts to resolve the problem and qualify the changed Process for making Wafers. If during the first thirty-nine (39) fiscal periods of this Agreement the Parties are unable to resolve the problem, Fairchild shall continue to run the unmodified Process to supply Wafers pursuant to this Agreement. After the first 39 fiscal periods of this Agreement, if the Parties are unable to resolve the problem, Fairchild shall have the right to make such Process changes upon the provision of ninety (90) days prior written notice to National.

      3.3 Should Fairchild elect to discontinue a Process, it must give National written notice of no less than twenty-four (24) fiscal periods prior to the date it intends to discontinue any Process in the ABiC family and written notice of no less than twelve (12) fiscal periods for any other Process, or its future amended form. In no event, however may Fairchild discontinue any Process during the first thirty-nine (39) fiscal periods of this Agreement unless National agrees. Subsequent to Fairchild's notice of Process discontinuance, Fairchild will make provisions with National for Last Time Buys, and commit to ship all Wafers requested in such Last Time Buys as the Parties may negotiate.

              If Fairchild is unable to deliver Wafers due to a Process discontinuance during any ramp down phase occurring after the first 39 fiscal periods, then any ramp-down revenue obligations of National associated with Wafers to be manufactured under that Process will be discharged in full.

      3.4 National shall have the right, in its sole discretion, to establish an alternative source of manufacturing for any Process. In support of any Process transfer required to establish such alternate source, Fairchild shall make available to National process characterization data, where such data exists at the time of such request, and all applicable manufacturing specifications, including run cards and complete unit process specifications for the Processes. In further support of such transfer, National may contract with Fairchild, at a cost to be negotiated, for up to thirteen (13) man weeks of engineering services. If such services are required away from the Facilities, National shall also pay reasonable travel and per diem expenses for the Fairchild engineers providing such services.

      3.5 There are currently a number of Processes under development at the Facilities. Attached as Exhibit C hereto is a listing of said Processes, the timetable and milestones to completion for each and the funding which National shall pay Fairchild for such development services. Fairchild will utilize its Best Efforts to complete all development work successfully in accordance with Exhibit C. National may terminate such development services prior to completion thereof only after three (3) months prior written notice to Fairchild. The rights of the Parties to any intellectual property resulting from such development work shall be governed by the terms of the Technology Transfer and License Agreement.

4.0 EXISTING PRODUCTS; SET UP AND QUALIFICATION OF NEW PRODUCTS; MODIFICATION OF EXISTING PRODUCTS

      4.1 For each new Product that National proposes to have Fairchild manufacture, National will provide to Fairchild in advance the Specifications and design layout of the Product for review and comment by Fairchild. The Parties will also agree on the Acceptance Criteria, including electrical test parameters, and Quality and Reliability Criteria for the prototype Wafers to be manufactured for the new Product during the qualification process.

      4.2 An initial data base for Mask generation or pattern generation, or acceptable production Masks will be provided by National to Fairchild, per Fairchild specifications for large die, at National's expense, for each new Product to be fabricated for National. In the alternative, National may provide Fairchild with prime die design data and Fairchild will provide the frame and fracture services and procure the Mask set at National's expense. After receipt of the initial data base, or pattern generation tape, or master or sub-master Mask set, additional and/or replacement Mask sets shall be the responsibility and expense of Fairchild. All such data bases, pattern generation tapes and Mask sets shall be the property of National, regardless of whether they were initially supplied by National or replaced by Fairchild.

      4.3     As soon as practical following agreement on the items in Paragraph
              4.1 above, and following receipt of a written purchase order from National, Fairchild will begin manufacture of twelve (12) prototype Wafers for such Product as is specified in the purchase order. Fairchild will perform the electrical testing specified in the initial Acceptance Criteria and supply the test data to National with the prototype Wafers. Fairchild's obligation shall be limited to providing Wafers that meet the applicable PCM specifications and the associated test data. National will promptly inspect the prototype Wafers and notify Fairchild in writing of the results. If the prototype Wafers do not meet the Acceptance Criteria and Quality and Reliability Criteria, the Parties will cooperate in good faith to determine the reason for such failure.

      4.4 In connection with the completion of the qualification process for any new Product, National will deliver to Fairchild final Specifications for the Product incorporating any changes agreed in writing by the Parties during the qualification process. The Parties will also negotiate for each Product the final Acceptance Criteria and Quality and Reliability Criteria to be used for the commercial production lots of Wafers.

      4.5 Unless otherwise agreed in writing, production quantities of Wafers of a new Product will not be manufactured prior to completion of the qualification process under this Section 4. In the event that National desires for Fairchild to manufacture production quantities, the Parties will agree in writing on the terms before Fairchild accepts the purchase order.

      4.6 If either National or Fairchild desires to make any changes to the final Specifications, Acceptance Criteria or Quality and Reliability Criteria for any existing Product, that Party shall notify the other Party in writing and negotiate the changes in good faith, including any changes in prices required by such modifications. A modification to any of the foregoing will be binding only when a writing to which such modification is attached has been signed by both Parties as provided in this Agreement. The Parties will separately negotiate the price and terms of any prototype Wafers required in connection with such change.

      4.7 Fairchild may at its discretion declare a Product obsolete if such Product has not been run in production for a minimum of six (6) fiscal periods. Fairchild must provide National with twelve (12) months prior written notice of an obsolescence declaration and make reasonable provisions with National for a Last Time Buy for such Product. Within thirty (30) days after completing production of National's Last Time Buy, Fairchild shall return all data bases and Masks for such Product to National.

5.0   CAPACITY; VOLUME COMMITMENTS; PRODUCTION PLANNING

      5.1 All planning herein will be done under National's accounting calendar which currently divides its fiscal year into four (4) equal fiscal quarters, each of which consists of three (3) fiscal periods. The first two (2) periods of each quarter are of four (4) weeks in duration and the third period is of five (5) weeks duration.

      5.2 Two (2) weeks prior to the end of each National fiscal period National will provide in writing to Fairchild a baseline quantity of Wafers, set forth in terms of Wafer starts per Wafer Module, for the next eight (8) fiscal periods (the "Capacity Request"). For the South Portland, Maine facility the Capacity Request shall clearly state each Wafer in terms of 6" Equivalent Wafers. Equivalency factors are set forth in Exhibit A. For the West Jordan, Utah facility the Capacity Request shall be stated in terms of the Process required to manufacture the Wafers. National's initial Capacity Request and Fairchild's

              Assured Capacity response formats are set forth in Exhibit D.

      5.3 Each fiscal period National may change the Capacity Request in accordance with the following table, provided that the maximum Capacity Request for each Wafer Module does not exceed National's share of each Wafer Module's installed equipment capacity as provided herein. Any changes outside those permitted under the following table must be by written agreement of the Parties.

               Fiscal Periods in
              the Capacity Request            Permitted Changes
              --------------------            -----------------

                    Period 1                        Fixed
                    Period 2                        +/-10%
                    Period 3                        +/-15%
                    Period 4                        +/-20%
                    Period 5                        +/-25%
                    Period 6                        +/-30%
                    Period 7                        +/-35%
                    Period 8                        +/-40%

      5.4 National's share of a Wafer Module's installed equipment capacity will equal the previous Fairchild Assured Capacity for that Wafer Module, plus that percentage of any excess capacity available in the Wafer Module equal to National's percentage of the currently utilized capacity in said Wafer Module. Installed equipment capacity by Wafer Module in South Portland, Maine is set forth below:

              Wafer Module                Annual Capacity
              ------------                ---------------

              FM Class 1   6"             133,000 Equivalent Wafer
                                            starts
              FM Class 100 4"             180,000 Wafer starts
                                            (6" equivalent)
              FM Class 100 5"             110,000 Wafer starts
                                            (6" equivalent)

              As no excess capacity exists in West Jordan, Utah, Fairchild hereby commits the following capacities to National for each National fiscal year:

                        FY 1998        19,400 Wafer starts
                        FY 1999         7,000 Wafer starts
                        FY 2000             0 Wafer starts

      5.5 One (1) work week after receipt of the Capacity Request, Fairchild shall provide National with a response to such Capacity Request, the "Fairchild Assured Capacity". The Fairchild Assured Capacity must guarantee the amount requested in National's latest Capacity Request, provided that any changes to National's latest Capacity Request are within the limits of Paragraph 5.3. Fairchild shall utilize its Best Efforts to comply with any requests by National for capacity above those which are permitted under Paragraph 5.3. In any case, Fairchild shall be obligated hereunder to provide National with the Wafer starts guaranteed in the Fairchild Assured Capacity response. The initial Fairchild Assured Capacity response will be the last one provided prior to the Effective Date. Set forth below are two examples of the foregoing:

              Example #1   The new Capacity Request is less than the last
                           Fairchild Assured Capacity response.

                            Period                 A       B       C       D       E       F       G       H
                            ------                 -       -       -       -       -       -       -       -
              Last Capacity Request               100     100     100     100     100     100     100     100
              Last Fairchild Assured Capacity     100     100     100     100     100     100     100     100
              New Capacity Request                100      90      85      80      75      70      65      65
              New Fairchild Assured Capacity      100      90      85      80      75      70      65      65

              Example #2   The new Capacity Request is greater than
                           the last Fairchild Assured Capacity response.

                            Period                 A       B       C       D       E       F       G       H
                            ------                 -       -       -       -       -       -       -       -
              Last Capacity Request               100     100     100     100     100     100     100     100
              Last Fairchild Assured Capacity     100     100     100     100     100     100     100     100
              New Capacity Request                100     110     115     120     125     130     135     135
              New Fairchild Assured Capacity      100     110     115     120     125     130     135     135

      5.6 The timetable for the rolling eight fiscal period Capacity Request, the Fairchild Assured Capacity response, purchase order release and detailed device level Wafer starts request for the next fiscal period are set forth in Exhibit D hereto.

6.0   PURCHASE ORDERS

      6.1 All purchases and sales between Fairchild and National shall be initiated by National's issuance of written purchase orders sent by either first class mail or facsimile. By written agreement of the Parties, purchase orders may also be sent and acknowledged by electronic data exchange or other mutually satisfactory system. Such "blanket" purchase orders shall be issued once per fiscal quarter for Wafers to be delivered three
              (3) fiscal periods in the future. They shall state the Wafer quantities (specifying whether equivalents or actual) by Wafer Module, and shipping and invoicing instructions. Fairchild shall accept purchase orders through a written or electronic acknowledgment. Within a reasonable time after receipt of National's detailed device level Wafer starts request for the next fiscal period, Fairchild shall provide National with a Product delivery schedule either on a weekly basis as the Wafers are started or for the Wafer starts for the entire fiscal period, as the parties may agree in writing. The purchase orders may utilize the first three (3) fiscal periods forecast in the eight period rolling forecast supplied pursuant to Section 5, as the embodiment of the purchase order for specifying the Wafer quantity by Wafer Module and Process, and whether sorted or unsorted.

      6.2 In the event of any conflict between the terms and conditions of this Agreement and either Party's purchase order, acknowledgment, or similar forms, priority shall be determined as follows:

              (a) typewritten or handwritten terms on the face of a written purchase order, acknowledgment or similar document or in the main body of an electronic equivalent which have been specifically accepted in writing by the other Party's Program Manager;

              (b)   the terms of this Agreement;

              (c) preprinted terms incorporated in the purchase order, acknowledgment or similar document.

      6.3 Consistent with standard practices of issuing specific device level details of part numbers to be fabricated on a weekly or periodic basis, National may unilaterally change the part number to be manufactured, provided that Fairchild agrees that the change does not negatively impact Fairchild's loadings and provided further that there is no change in the Process flow to be used. A change that will negatively impact loading or alter the Process flow may only be directed upon Fairchild's written agreement, which shall utilize its Best Efforts to comply with such requested change. The specific part number detail shall be submitted by first class mail or facsimile. By written agreement of the Parties, specific part number detail may also be sent by electronic data exchange, or other mutually satisfactory system.

      6.4 National shall request delivery dates which are consistent with Fairchild's reasonable lead times for each Product as indicated at the time National's purchase order is placed. Notwithstanding the foregoing, Fairchild shall utilize its Best Efforts to accommodate requests by National for quick turnarounds or "hot lots", which includes prototype lots. Hot lot cycle times and the premiums to be paid therefor are listed in Exhibit K.

      6.5 Fairchild may manufacture lots of any size which satisfy the requirements of effective manufacturing. However, National must place orders for full flow and prototype Products in increments of twelve (12) or twenty-four (24) Wafers. For personalized ASIC Wafers drawn from mid-flow inventories, the smallest quantity that shall be ordered by National is three (3) Wafers, except for Wafers manufactured in the five-inch (5") fab, in which case the smallest quantity that can be ordered is six (6) Wafers.

7.0    PRICES AND PAYMENT

      7.1 The Parties hereby acknowledge that, as part of the collateral transactions contemplated under the Purchase Agreement and ongoing relationship between the Parties they have entered into the Revenue Side Letter under which National has agreed to provide a minimum revenue of [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] periods after the Effective Date. National shall discharge its obligations under the Revenue Side Letter by purchasing goods and services under this Agreement, a corresponding Fairchild Assembly Services Agreement, and a Mil/Aero Wafer and Services Agreement of even date herewith (collectively the "Operating Agreements"). Set forth herein at Exhibit N is the forecasted volume of Wafers, by Wafer Module and Process, that National will purchase from Fairchild during the aforementioned thirty-nine fiscal periods (the "Forecast Volumes"). The Forecast Volumes are for pricing purposes under this Section 7 only and may vary in magnitude and mix in practice, whereupon the prices applicable to the revised magnitude and mix may also vary. The Forecast Volumes will be reviewed and updated by the Parties every [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] fiscal periods and shall be consistent with the principles of manufacturing set forth in Exhibit O.

      7.2 Set forth in Exhibit N hereto are the prices which National shall pay to Fairchild for Wafers manufactured hereunder during the first [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] fiscal periods of this Agreement. The prices in Exhibit N for fiscal periods [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] are for information purposes only and are based on the Parties' best estimate of projected volumes and costs. Set forth herein at Exhibit M is the forecast capacity utilization and associated fixed costs of the Fairchild FM 6001 six-inch fab by both National and Fairchild for the term of this Agreement.

      7.3 The prices which National shall pay to Fairchild for Wafers manufactured hereunder after the first [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] periods of this Agreement shall be determined as set forth herein in Exhibit L. The pricing methodology to be followed hereunder will depend on the Wafer Module in which the Wafers are being manufactured. In addition, Products that qualify will be subject to a die cost adjustment as provided in Exhibit E.

      7.4 For purposes of Exhibit L, National, or any "Big 6" accounting firm designated by National, shall have reasonable rights to audit not more than twice each fiscal year the books and records of Fairchild relevant to the pricing terms of this Agreement in order to come to agreement with Fairchild with regard to Fairchild's actual manufacturing costs.

      7.5 Prices are quoted and shall be paid in U.S. Dollars. Such prices shall be on an FOB ship point basis. Payment terms are net thirty
              (30) from date
              of invoice. Miscellaneous services may be invoiced separately.

      7.6 National shall pay, in addition to the prices quoted or invoiced, the amount of any freight, insurance, special handling and duties. National shall also pay all sales, use, excise or other similar tax applicable to the sale of goods or provision of services covered by this Agreement, or National shall supply Fairchild with an appropriate tax exemption certificate.

      7.7 National shall in no event be required to pay prices in excess of those charged by Fairchild for other third party foundry customers, for substantially similar products sold on substantially similar terms (e.g., volume, payment terms, manufacturing criteria, contractual commitments vs. spot buys, etc.). In the event Fairchild desires to perform such foundry services for other third party customers at such lower prices, Fairchild shall immediately notify National and National shall begin receiving the benefit of such lower price at the same time as such other third party customer. This Paragraph 7.7 shall not apply to the prices to be paid by National hereunder for the first twelve (12) fiscal periods of this Agreement, or if National fails to honor its fixed commitments under Section 5 and to the extent that such sales by Fairchild to third party foundry customers are only made in an attempt to make up for any underutilization of capacity thereby caused by National.

8.0   OTHER MANUFACTURING SERVICES

      8.1 At National's request, Fairchild will perform Wafer sort and test services based on sort and test programs prepared, owned and otherwise proprietary to National. Towards that end, National shall supply Fairchild with National-owned specific probe cards, load boards and test software in order that Fairchild may provide such services. Wafer sort shall be priced by hours of active sorting, with specific prices as set forth in Exhibit G, and specific sort times as set forth in Exhibit B.

      8.2 At National's request, Fairchild will perform separate epitaxial deposition services for National for

              Wafers not otherwise manufactured by Fairchild hereunder. The general principles set forth in Sections 5 and 6 above shall apply to such services, with epitaxial deposition services being treated as a separate Wafer Module with its respective Capacity Request and Fairchild Assured Capacity, but the lead time for epitaxial deposition shall be one (1) fiscal period. Prices shown in Exhibit N for Wafer foundry services include epitaxial deposition where appropriate. Otherwise, prices for such services are set forth in Exhibit G.

      8.3 At National's request, Fairchild shall continue to provide certain ongoing operational support services (the "Miscellaneous Support Services") to National at the same level of support that was in effect as of the Effective Date as listed in Exhibit J hereto consisting of: (i) those services which will be provided to National at no charge; and (ii) those services which will be provided at the prices set forth in Exhibit J on a purchase order basis. Operational support services not shown in Exhibit J will be provided on a purchase order basis at prices to be negotiated by the Parties case-by-case.

      8.4 In support of the Processes and those manufacturing processes listed in Exhibit C, Fairchild will make available design support information including the following items:

              (a)   Layout design rules.

              (b) Industry standard models for active devices (BSIM3v3 for CMOS devices and Gummel-Poon with parasitics for bipolar devices) representing nominal conditions and performance corners.

              (c) Industry standard models, as stated in the National NTPRS document in effect as of the Effective Date, for parasitic elements, such as interconnect resistances and capacitances, sheet resistivities of all conducting layers, parasitic capacitances for diffused areas, and so forth, including additional elements or devices intended for mixed-signal applications.

              (d) Process cross sections, if not already available at National.

              (e) Sufficient sizing and PCM information to assure the integrity of Masks ordered in support of Products to be manufactured.

              (f) Yield models plus applicable current and forecast parameters such as Ys and Do for those models.

              This information should be in the form of at least one controlled paper copy or electronic access to a controlled copy. National, at its discretion, may request a controlled electronic copy of the required information in lieu of the paper copy. Fairchild will provide the foregoing services at no charge to National, limited to those engineering services performed as of the Effective Date. Any additional requests are subject to fees set forth in Exhibit J.

9.0   DELIVERY; RESCHEDULING AND CANCELLATION

      9.1 Fairchild shall make reasonable and diligent efforts to deliver Wafers on the delivery dates specified in the Product delivery schedule provided by Fairchild pursuant to Paragraph 6.1. Any shipment made within fifteen (15) days before or after the shipment date(s) specified in said Product delivery schedule shall constitute timely shipment. Partial shipments will be allowed and may be invoiced separately. A delivery will be considered conforming if it contains a quantity equal to plus or minus five percent (5%) of the quantity ordered.

      9.2 If Fairchild has not made shipment of Products within fifteen (15) days after the shipment date specified in the Product delivery schedule provided by Fairchild pursuant to Paragraph 6.1, National shall have the right, subject to Paragraph 19.2, to cancel that portion of its purchase order pertaining to such Products, but only in the event that National's customer for those Products has cancelled its order with National for such Products. Notwithstanding the foregoing, if Fairchild has not made shipment of Products within thirty (30) days after the shipment date specified in the Product delivery schedule, National shall have the right, subject to Paragraph 19.2, in its sole discretion, to cancel that portion of its purchase order pertaining to such Products, regardless of whether National's customer has cancelled its order with National or not. In either event, any obligation of National under its Capacity Request and/or any commitment to Fairchild under the Revenue Side Letter associated with such cancelled purchase order shall be discharged in full and National shall have no liability whatsoever to Fairchild therefore.

      9.3 All Wafers delivered pursuant to the terms of this Agreement shall be suitable, packed for shipment in Fairchild's standard containers, marked for shipment to National's address set forth in the applicable purchase order and delivered to a carrier or forwarding agent chosen by National. Should National fail to designate a carrier, forwarding agent or type of conveyance, Fairchild shall make such designation in conformance with its standard shipping practices. Shipment will be F.O.B. shipping point, at which time risk of loss and title shall pass to National. Shipments will be subject to incoming inspection as set forth in Paragraph 10.2 below.

      9.4 To facilitate the inspection of Product deliveries to National, lot integrity shall be maintained on all such deliveries, unless specifically waived by mutual agreement of the Parties.

      9.5 Subject to the provisions of Section 6, National may cancel any purchase order upon at least one (1) week's notice prior to the commencement of manufacturing without charge, provided that National reimburses Fairchild for the cost of any unique raw materials purchased for such order.

      9.6 National may request that Fairchild stop production of Wafers in process for National's convenience and Fairchild shall consider stopping depending on the point of process. In such event, National shall pay for all Wafers at the agreed price, subject to a negotiated adjustment based upon the degree of completion of the Wafers and whether or not Fairchild is able to utilize the unfilled capacity. Fairchild will, if reasonably practicable, restart production of stopped Wafers one time within a reasonable time after receipt of a written request from National, subject to National's payment of any additional expenses incurred. Sections 10, 11 and 12 of this Agreement shall not apply to Wafers stopped under this Paragraph
              9.6 for more than thirty (30) days, nor shall Fairchild make any commitments of yield with respect to such Wafers.

      9.7 In the event that National elects to maintain an inventory of partially finished Wafers, ownership of the partially finished Wafers will pass to National when they reach the holding point defined by the relevant Process flow. Fairchild will invoice National for such Wafers, but they will be stored under clean-room conditions and remain in the Wafer processing WIP management system. Fairchild will inform National of the number and types of these Wafers remaining in inventory at the end of each fiscal period. Further, the electronic records and physical inventory shall be available for inspection by National at any time. Fairchild shall credit National with the amount previously invoiced for any such Wafers at such time as they are restarted in the Process flow.

      9.8 As of 12:01 A.M. on the Effective Date, National will own all Wafers located at the Facilities which Fairchild has commenced processing but which have not yet been completed in accordance with the pertinent Process flow. Unless expressly directed in writing by National otherwise, Fairchild shall continue to process each Wafer to a normal state of completion in the applicable Wafer Module. National shall pay Fairchild for the accumulated additional processing costs, plus a twenty-five percent (25%) mark up, for the additional processing taking place on and after the Effective Date. The provisions of Sections 10, 11 and 12 hereof shall specifically apply to all such Wafers.

10.0  QUALITY CONTROL AND INSPECTION; AND RELIABILITY

      10.1 Fairchild will manufacture Wafers in accordance with the Quality and Reliability Criteria for the applicable Product. Prior to shipment, Fairchild will perform the electrical parameter testing and other inspections specified to be performed by it in the applicable Acceptance Criteria on each Wafer lot manufactured. Fairchild will only ship those Wafer lots that successfully pass the applicable Acceptance Criteria. Fairchild will electronically provide National with the electrical test data specified in the applicable Acceptance Criteria. Wafers will be laser scribed with lot and wafer number for statistical monitoring and lot number traceability.

      10.2 National shall promptly provide for inspection and testing of each shipment of Wafers upon receipt in accordance with the Acceptance Criteria and shall notify Fairchild in writing of acceptance of the Wafers. If National has not given written notice to Fairchild of rejection of all or part of a shipment within thirty (30) days of receipt, National will be deemed to have accepted such Wafers. In the event any lot or Wafer is found to fail the Acceptance Criteria prior to final acceptance, National shall promptly return it to Fairchild, together with all test data and other information reasonably required by Fairchild. Upon confirmation by Fairchild that such Wafers fail the Acceptance Criteria, Fairchild shall replace such lot or Wafer on a timely basis.

      10.3 National shall promptly provide for yield probe tests to be conducted on the Wafers and communicate the results of the tests to Fairchild within thirty (30) days of receipt of Wafers from Fairchild. The right to return any Wafers for low yield shall be governed by Section 11 below.

      10.4 MPS-3-000 (Material Procurement Specification) - General Provisions and Quality Requirements for External (Non-National) Wafer Fab Facilities and MPS-3-001 (Material Procurement Specification) - Technical Requirements for CMOS Processing are the National policies for the purchase of integrated circuits from independent suppliers. These policies as in effect at the Effective Date shall provide criteria for the initial and continuing qualification of the Facilities and evaluation of Wafers manufactured by Fairchild hereunder. To the extent that those policies are not inconsistent with the provisions of this Agreement, National shall not be required to accept delivery of any Wafers hereunder if Fairchild fails to comply with said policies or such other similar policies as may be mutually agreed to in writing by the Parties.

      10.5 Fairchild hereby warrants that the South Portland, Maine Facility currently is, and will remain throughout the term of this Agreement, ISO9000 certified. Fairchild further warrants that the West Jordan, Utah Facility currently is, and will remain throughout the term of this Agreement, ISO9000 and AEC-100 certified.

11.0  MINIMUM YIELD ASSURANCES

      11.1 Fairchild will guarantee a minimum yield assurance ("MYA") on a per Product basis for those Wafers fabricated and probed by Fairchild. For Wafers not sorted by Fairchild the MYA limits will apply only to Wafers whose substandard yield is caused by materials or Fairchild's workmanship. MYAs shall function as a reliability screen hereunder for maverick Wafers, via standard sort test results and yield.

      11.2 The baseline yield and initial MYA for each Product to be manufactured by Fairchild hereunder is set forth in Exhibit B hereto.

      11.3 For a new Product, the baseline yield and MYA will be established after a minimum of twenty (20) Wafer lot runs have been tested to production released test programs. A new baseline yield and MYA will be calculated whenever National makes any modifications to said test programs.

      11.4 For Products that qualify for die cost sharing, as provided in Exhibit E, the baseline Net Die Per Wafer (NDPW) for the Product will be used for defining the MYA. For all other Products, each fiscal quarter, each Product's baseline yield will be calculated using the previous fiscal quarter's results, or the previous twenty (20) Wafer lot runs if less than twenty (20) Wafer lot runs were processed in said previous quarter. The mean and standard deviation (sigma) yield for a Product, will be calculated using individual Wafer data. Zero yielding Wafers will be excluded from such calculations. The results of such calculations will be used in defining the MYA for that Product for the quarter in which the calculations are made, but only if the mean yield changes by more than +/- 2%.

      11.5 MYA will be determined as follows. For purposes of Wafers manufactured in South Portland, Maine,

              Wafers which yield less than sixty (60%) percent of the mean will be considered discrepant and may be returned for full credit at National's discretion. For purposes of Wafers manufactured in West Jordan, Utah, Wafers which yield less than mean minus six sigma, as determined according to National Specification SS4908 in the version extant as of the Effective Date, will be considered discrepant and may be returned for full credit at National's discretion. In no event shall Fairchild accept returns of Wafers on non-released products.

      11.6 National shall provide yield analysis information on Wafers returned to Fairchild under this Section 11, in order to assist Fairchild in continuous Process improvement.

      11.7 In the event of an extended period of substandard yields on a Product, Fairchild will utilize its Best Efforts to correct any Process related causes and the Parties will negotiate in good faith to make up for the Process related yield loss experienced by National and its customers.

12.0  WARRANTY

      12.1 Fairchild warrants that the Wafers delivered hereunder shall meet the Quality and Reliability Criteria and shall be free from defects in material and Fairchild's workmanship under normal use for a period of one (1) year from the date of delivery. If, during the one year period:

               (i) Fairchild is notified in writing promptly upon discovery with a detailed description of any such defect in any Product (at which time Fairchild shall issue a return material authorization number to National), and;

              (ii) National returns such Product to the applicable Facility at National's expense for inspection; and

             (iii) Fairchild's examination of such Product reveals that the Product is indeed defective and does not meet the applicable Quality and Reliability Criteria or is defective in materials or Fairchild's workmanship and such problems are not caused by accident, abuse, misuse, neglect, improper storage, handling, packaging or installation, repair, alteration or improper testing or use by someone other than Fairchild then, within a reasonable time, Fairchild, at its sole option, shall either replace or credit National for such defective Product. Fairchild shall return any Products replaced under this warranty to National, transportation prepaid, and shall reimburse National for the transportation charges paid by National in returning such defective Products to Fairchild.

      12.2 THE FOREGOING WARRANTY CONSTITUTES FAIRCHILD'S EXCLUSIVE LIABILITY, AND NATIONAL'S EXCLUSIVE REMEDY, FOR ANY BREACH OF WARRANTY. EXCEPT AS SET FORTH HEREIN, FAIRCHILD MAKES AND NATIONAL RECEIVES NO WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND FAIRCHILD SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

13.0  ON-SITE INSPECTION AND INFORMATION

      13.1 Fairchild shall allow National and/or National's customers to visit and evaluate the Facilities during normal business hours as part of established source inspection programs, it being understood and agreed between National and Fairchild that National must obtain the concurrence of Fairchild for the scheduling of all such visits, which such concurrence shall not be unreasonably withheld. It is anticipated that such visits will occur no more than once per quarter on average.

      13.2 Upon National's written request, Fairchild will provide National with process control information, to include but not be limited to: process and electrical test yield results, current process specifications and conformance to specifications; calibration schedules and logs for equipment; environmental monitor information for air, gases and DI water; documentation of operator qualification and training; documentation of traceability through Fairchild's operation; and Fairchild verification information. Except for exigent circumstances, such requests shall not be made more than twice per year for a given category of information.

14.0  PRODUCT ENGINEERING SUPPORT

      14.1 The Parties will cooperate in allowing National employees to have reasonable access to the Facilities during the term of this Agreement (the "National Engineering Team"), in order to assist in Product developments and improvements. Fairchild will provide reasonable office space to the National Engineering Team, if required on a temporary basis not to exceed sixty (60) days per occurrence, at no expense to National. Should the National Engineering Team require long term, dedicated office space, National agrees to pay Fairchild the overhead cost associated with such space. The National Engineering Team will comply with all applicable Fairchild regulations in force at the Facilities and National hereby agrees to hold Fairchild harmless for any damages or liability caused by any member of the National Engineering Team, which are attributable to: (i) the negligence or willful malfeasance of such member, and (ii) any failure by such member to comply with Fairchild's regulations in force at the Facilities or with applicable law.

      14.2 Fairchild shall assist the efforts of the National Engineering Team and provide National with reasonable and timely support.

      14.3 Fairchild shall assist National in any efforts to identify any reliability problems that may arise in a Product. National shall correct Product related problems and Fairchild shall correct all Process related problems.

15.0  TERM AND TERMINATION

      15.1 The term of this Agreement shall be thirty-nine (39) fiscal periods from the Effective Date; provided, however, that the Parties shall not less than eight (8) fiscal periods prior to the end of such thirty-ninth (39th) fiscal period determine in good faith either an extension to this Agreement or a ramp-down schedule of production so as to minimize disruption to both Parties. If the Parties are unable to agree on the terms governing a ramp-down, National shall be allowed to reduce its purchase commitment by not more than twenty percent (20%) per fiscal quarter, starting one fiscal quarter after the initial thirty-nine (39) fiscal period term of this Agreement. National will provide Fairchild with not less than ninety (90) days prior written notice of any such reduction.

      15.2 This Agreement may be terminated, in whole or in part, by one Party sending a written notice to the other Party of the termination of this Agreement, which notice specifies the reason for the termination, upon the happening of any one or more of the following events:

              (a) the other Party is the subject of a petition filed in a bankruptcy court of competent jurisdiction, whether voluntary or involuntary, which petition in the event of an involuntary petition is not dismissed within sixty (60) days; if a receiver or trustee is appointed for all or a substantial portion of the assets of the other Party; or if the other Party makes an assignment for the benefit of its creditors; or

              (b) the other Party fails to perform substantially any material covenant or obligation, or breaches any material representation or warranty provided for herein; provided, however, that no right of termination shall arise hereunder until sixty (60) days after receipt of written notice by the Party who has failed to perform from the other Party, specifying the failure of performance, and said failure having not been remedied or cured during said sixty (60) day period.

      15.3 Upon termination of this Agreement, all rights granted hereunder shall immediately terminate and each Party shall return to the other Party any property belonging to the other Party which is in its possession, except that Fairchild may continue to retain and use any rights or property belonging to National solely for the period necessary for it to finish manufacturing the currently forecasted Fairchild Assured Capacity and/or complete any production ramp-down activity. Nothing in this Section 15 is intended to relieve either Party of any liability for any payment or other obligations existing at the time of termination.

      15.4    The provisions of Sections 2, 12, 16, 17 and Paragraphs 19.5 and
              19.8 shall survive the termination of this Agreement for any reason.

16.0  EXPORT CONTROL

      16.1 The Parties acknowledge that each must comply with all rules and laws of the United States government relating to restrictions on export. Each Party agrees to use its Best Efforts to obtain any export licenses, letters of assurance or other documents necessary with respect to this Agreement.

      16.2 Each Party agrees to comply fully with United States export laws and regulations, assuring the other Party that, unless prior authorization is obtained from the competent United States government agency, the receiving Party does not intend and shall not knowingly export or re-export, directly or indirectly, any Wafers, Products, technology or technical information received hereunder, that would be in contravention of any laws and regulations published by any United States government agency.

17.0  CONFIDENTIALITY

      17.1 For purposes of this Agreement, "Confidential Information" shall mean all proprietary information, including National and/or Fairchild trade secrets relating to the subject matter of this Agreement disclosed by one of the Parties to the other Party in written and/or graphic form and originally designated in writing by the disclosing Party as Confidential Information or by words of similar import, or, if disclosed orally, summarized and confirmed in writing by the disclosing Party within thirty (30) days after said oral disclosure, that the orally disclosed information is Confidential Information.

      17.2 Except as may otherwise be provided in the Technology Licensing and Transfer Agreement, each Party agrees that it will not use in any way for its own account, or for the account of any third party, nor disclose to any third party except pursuant to this

              Agreement, any Confidential Information revealed to it by the other Party. Each Party shall take every reasonable precaution to protect the confidentiality of said information. Each Party shall use the same standard of care in protecting the Confidential Information of the other Party as it normally uses in protecting its own trade secrets and proprietary information.

      17.3 Notwithstanding any other provision of this Agreement, no information received by a Party hereunder shall be Confidential Information if said information is or becomes:

              (a) published or otherwise made available to the public other than by a breach of this Agreement;

              (b) furnished to a Party by a third party without restriction on its dissemination;

              (c) approved for release in writing by the Party designating said information as Confidential Information;

              (d) known to, or independently developed by, the Party receiving Confidential Information hereunder without reference to or use of said Confidential Information; or

              (e) disclosed to a third party by the Party transferring said information hereunder without restricting its subsequent disclosure and use by said third party.

      17.4 In the event that either Party determines on the advice of its counsel that it is required to disclose any information pursuant to applicable law or receives any demand under lawful process to disclose or provide information of the other Party that is subject to the confidentiality provisions hereof, such Party shall notify the other Party prior to disclosing and providing such information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. Subject to the foregoing, the Party that receives such request may thereafter disclose or provide information to the extent required by such law (as so advised by counsel) or by lawful process.

18.0  REPORTS AND COMMUNICATIONS

      18.1 Each Party hereby appoints a Program Manager whose responsibilities shall include acting as a focal point for the technical and commercial discussions between them related to the subject matter of this Agreement, to include monitoring within his or her respective company the distribution of Confidential Information received from the other Party and assisting in the prevention of the unauthorized disclosure of Confidential Information within the company and to third parties. The Program Managers shall also be responsible for maintaining pertinent records and arranging such conferences, visits, reports and other communications as are necessary to fulfill the terms and conditions of this Agreement. The names, addresses and telephone numbers of the Program Managers will be communicated between the Parties from time to time.

19.0  GENERAL

      19.1 AMENDMENT: This Agreement may be modified only by a written document signed by duly authorized representatives of the Parties.

      19.2 FORCE MAJEURE: A Party shall not be liable for a failure or delay in the performance of any of its obligations under this Agreement where such failure or delay is the result of fire, flood, or other natural disaster, act of God, war, embargo, riot, labor dispute, unavailability of raw materials or utilities (provided that such unavailability is not caused by the actions or inactions of the Party claiming force majeure), or the intervention of any government authority, providing that the Party failing in or delaying its performance immediately notifies the other Party of its inability to perform and states the reason for such inability.

      19.3 ASSIGNMENT: This Agreement may not be assigned by any Party hereto without the written consent of the other Party; provided that Fairchild may assign its rights but not its obligations hereunder as collateral security to any bona fide financial institution engaged in acquisition financing in the ordinary course providing financing to consummate the transactions contemplated by the Purchase Agreement or any bona fide financial institution engaged in acquisition financing in the ordinary course through whom such financing is refunded, replaced, or refinanced and any of the foregoing financial institutions may assign such rights in connection with a sale of Fairchild or the Business in the form then being conducted by Fairchild substantially as an entirety. Subject to the foregoing, all of the terms and provisions of this Agreement shall be binding upon, and inure to the benefit of, and shall be enforceable by, the respective successors and assigns of the Parties hereto.

      19.4 COUNTERPARTS: This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      19.5 CHOICE OF LAW: This Agreement, and the rights and obligations of the Parties hereto, shall be interpreted and governed in accordance with the laws of the State of California, without giving effect to its conflicts of law provisions.

      19.6 WAIVER: Should either of the Parties fail to exercise or enforce any provision of this Agreement such failure shall not be construed as constituting a waiver or a continuing waiver of its rights to enforce such provision or right or any other provision or right. Should either of the Parties waive any provision or right under this Agreement, such waiver shall not be construed as constituting a waiver of any other provision or right.

      19.7 SEVERABILITY: If any provision of this Agreement or the application thereof to any situation or circumstance shall be invalid or unenforceable, the remainder of this Agreement shall not be affected, and each remaining provision shall be valid and enforceable to the fullest extent.

      19.8 LIMITATION OF LIABILITY: IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM THE OTHER PARTY'S PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT, OR THE FURNISHING, PERFORMANCE, OR USE OF ANY GOODS OR SERVICES SOLD PURSUANT HERE-

              TO, WHETHER DUE TO BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE OR OTHERWISE, REGARDLESS OF WHETHER THE NONPERFORMING PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR NOT.

      19.9 EFFECT OF HEADINGS: The headings and sub-headings contained herein are for information purposes only and shall have no effect upon the intended purpose or interpretation of the provisions of this Agreement.

      19.10 INTEGRATION: The agreement of the Parties, which is composed of this Agreement and the Exhibits hereto and the documents referred to herein, constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and integrates all prior discussions and proposals (whether oral or written) between them related to the subject matter hereof.

      19.11 PUBLIC ANNOUNCEMENT: Prior to the closing of the transactions contemplated under the Purchase Agreement, neither Fairchild nor National shall, without the approval of the other Party hereto, make any press release or other public announcement concerning the terms of the transactions contemplated by this Agreement, except as and to the extent that any such Party shall be so obligated by law, in which case the Party shall use its Best Efforts to advise the other Party thereof and the Parties shall use their Best Efforts to cause a mutually agreeable release or announcement to be issued; provided that the foregoing shall not preclude communications or disclosures necessary to (a) implement the provisions of this Agreement or (b) comply with accounting, securities laws and Securities and Exchange Commission disclosure obligations. Fairchild shall provide National with a reasonable opportunity to review and comment on any references to National made by Fairchild (and shall not include any such references to National without the written consent of National, which consent shall not be unreasonably withheld or delayed) in any written materials that are intended to be filed with the Securities and Exchange Commission in connection with obtaining financing required to effect the transactions contemplated in connection with the Purchase Agreement or intended to be distributed to prospective purchasers pursuant to an offering made under Rule 144A promulgated under the Securities Act of 1933 in connection with obtaining such financing.

      19.12 NO PARTNERSHIP OR AGENCY CREATED: Nothing contained herein or done pursuant to this Agreement shall constitute the Parties as entering upon a joint venture or partnership, or shall constitute either Party the agent for the other Party for any purpose or in any sense whatsoever.

      19.13 BINDING EFFECT: This Agreement and the rights and obligations hereunder shall be binding upon and inure to the benefit of the Parties hereto and to their respective successors and assigns.

      19.14 NOTICES: All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by a recognized overnight delivery service (e.g. Federal Express) and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

              National:    National Semiconductor Corporation
                           2900 Semiconductor Drive
                           P.O. Box 58090
                           MS 16-135
                           Santa Clara, CA 95052-8090
                           Attn:  General Counsel
                           FAX:  (408) 733-0293

              Fairchild:    Fairchild Semiconductor Corporation
                            MS 01-00 (General Counsel)
                            333 Western Avenue
                            South Portland, ME 04106
                            FAX:  (207) 761-6020

              or to such other place as such Party may designate as to itself by written notice to the other Party.

              IN WITNESS WHEREOF, the Parties have had this Agreement executed by their respective duly authorized officers on the day and date first written above. The persons signing warrant that they are duly authorized to sign for and on behalf of the respective parties.


NATIONAL SEMICONDUCTOR CORPORATION


By: /s/ John M. Clark III
    ----------------------------------
Title: Senior Vice President


FAIRCHILD SEMICONDUCTOR CORPORATION


By: /s/ Joseph R. Martin
    ----------------------------------
Title: Executive Vice President, CFO

                                    EXHIBIT A

                                    PROCESSES

4-inch Wafer Process Flows:  Fairchild Maine Fab 4100

--------------------------------------------------------------------------------
                             Process Description and
 Process Name                Acceptance Specification                 Status
--------------------------------------------------------------------------------
ANALOG          5(mu) Bipolar Process                                  Prod
                Spec:  Exhibit F - Fab 4100 "ANALOG"
--------------------------------------------------------------------------------
BUS             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                Bus Interface applications
                Spec:  Exhibit F - Fab 4100 "BUS"
--------------------------------------------------------------------------------
CGS             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                Clock Generator applications
                Spec:  Exhibit F - Fab 4100 "CGS"
--------------------------------------------------------------------------------
DRAM            3(mu) FAST, Bipolar Schottky optomized for DRAM        Prod
                controller applications
                Spec:  Exhibit F- Fab 4100 "DRAM"
--------------------------------------------------------------------------------
DTCOMM          3(mu) FAST, Bipolar Schottky optimized for data        Prod
                communications applications
                Spec:  Exhibit F - Fab 4100 "DTCOMM"
--------------------------------------------------------------------------------
DTP             4(mu) Bipolar, Low Power Schottky                      Prod
                Spec:  Exhibit F- Fab 4100 "DTP"
--------------------------------------------------------------------------------
LAN             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                LAN applications
                Spec:  Exhibit F- Fab 4100 "LAN"
--------------------------------------------------------------------------------
PTP             4(mu) Bipolar, Low Power Schottky optimized for        Prod
                point-to-point applications
                Spec:  Exhibit F - Fab 4100 "PTP"
--------------------------------------------------------------------------------
PTPCMOS         4(mu) Si Gate CMOS optimized for point-to-point        Prod
                applications
                Spec:  Exhibit F - Fab 4100 "PTPCMOS"
--------------------------------------------------------------------------------
RTCCMOS         3(mu) Si Gate CMOS optimized for real time clock       Prod
                applications
                Spec:  Exhibit F - Fab 4100 "RTCCMOS"
--------------------------------------------------------------------------------

5 inch Wafer Process Flows:  Fairchild Maine Fab 5100
--------------------------------------------------------------------------------
 Process Name                Process Description and
                             Acceptance Specification                 Status
--------------------------------------------------------------------------------
GA20            2(mu) FACT Gate Arrays                                 Prod
                Spec: Exhibit F - Fab 5100 "GA20"
--------------------------------------------------------------------------------
ALS15           1.5(mu) Bipolar, Low Power  Schottky for Read          Prod
                Channel circuits
                Spec:  Exhibit F - Fab 5100 "ALS15"
--------------------------------------------------------------------------------
CGSP/E          2.5(mu) HCMOS                                          Prod
                Spec:  Exhibit F - Fab 5100 "GCSP/E"
--------------------------------------------------------------------------------

6-inch Wafer Process Flows:  Fairchild Maine Fab 6001

--------------------------------------------------------------------------------
                       Process Description and          Equivalency
Process Name          Acceptance Specification            Weight      Status
--------------------------------------------------------------------------------
ABIC2L        ABiC-4 with two layers of metal, with a      1.65         Dev
              mid-flow inventory point for subsequent                   06
              ASIC personalization.  0.8u BiCMOS
              Spec: Exhibit F - Fab 6001 "ABIC2L &
              ABIC2LM"
--------------------------------------------------------------------------------
ABIC2LM       ABiC-4 with two layers of metal, for use     1.65        Prod
              in RF products.  0.8(mu) BiCMOS
              Spec: Exhibit F - Fab 6001 "ABIC2L &
              ABIC2LM"
--------------------------------------------------------------------------------
ABIC3L        ABiC-4 with three layers of metal, with      1.85         Dev
              a mid-flow inventory point for                            06
              subsequent ASIC personalization.
              0.8(mu) BiCMOS
              Spec: Exhibit F - Fab 6001 "ABIC3L & ABIC4L"
--------------------------------------------------------------------------------
ABIC4L        ABiC-4 with four layers of metal, with a     2.00         Dev
              mid-flow inventory point for subsequent                   06
              ASIC personalization.  0.8(mu) BiCMOS
              Spec: Exhibit F - Fab 6001 "ABIC3L &
              ABIC4L"
--------------------------------------------------------------------------------
ABIC52L       ABiC-5 with two layers of metal and          1.65         Dev
              0.5(mu), three sided emitter, for use in                  06
              RF products.  CMOS remains at 0.8(mu)
              Spec: Exhibit F - Fab 6001 "ABIC52L"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BUS           1.0(mu) BiCMOS (1.0BCT)                       1.5        Prod
              Spec: Exhibit F - Fab 6001 "BUSA & CGS10"
--------------------------------------------------------------------------------
CS080C        0.8(mu) Core CMOS, with two layers of         1.0        Prod
              metal and W-plug contact structure.
              Spec:  Exhibit F - Fab 6001 "CS080C"
--------------------------------------------------------------------------------
CS080CB1      BiCMOS version of CS080, with two layers     1.45        Prod
              of metal and isolated NMOS devices
              Spec:  Exhibit F - Fab 6001 "CS080CB1"
--------------------------------------------------------------------------------
CS080CBTX     BiCMOS version of CS080, with two layers     1.27        Prod
              of metal and conventional epi, emulating
              CS080AB run in Texas
              Spec:  Exhibit F - Fab 6001 "CS080CBTX"
--------------------------------------------------------------------------------
CS080CBIHY    BiCMOS version of CS080, with two layers     1.45         Dev
              of metal, isolated NMOS devices, high                     06
              voltage NPN and Schottky diode
              Spec: Exhibit F - Fab 6001 "CS080CBIHY"
--------------------------------------------------------------------------------
CS080CBIP     BiCMOS version of CS080, with two layers     1.45         Dev
              of metal, isolated NMOS devices and                       06
              double poly capacitor
              Spec:  Exhibit F - Fab 6001 "CS080CBIP"
--------------------------------------------------------------------------------
CS080CBIVU    BiCMOS version of CS080, with two layers     1.45         Dev
              of metal isolated NMOS devices and                        04
              vertical PNP device
              Spec:  Exhibit F - Fab 6001 "CS080CBIVU"
--------------------------------------------------------------------------------
CGS10         1.0(mu) BiCMOS (1.0BCT)                       1.5        Prod
              Spec:  Exhibit F - Fab 6001 "BUS & CGS10"
--------------------------------------------------------------------------------

6-inch Wafer Process Flows:  Fairchild Utah Fab 3

--------------------------------------------------------------------
Process Name           Process Description and
                      Acceptance Specification            Status
--------------------------------------------------------------------
CE80SLM       0.8(mu) EPROM process with one layer of      Prod
              metal and AMG style cells
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------
CE080DLM      0.8(mu) EPROM process with two layers of     Prod
              metal and AMG style cells
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------
CS100P        1.0(mu) Core CMOS process, with              Prod
              poly-to-poly capacitor and two layers of
              metal
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------
CS100HE2      Dense EEPROM variation of CS100, with        Prod
              double poly and double metal
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------
CS80SG        Low density EEPROM variation of CS080       Dev 07
              with double poly and double metal
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------
CS80SG3       Low density EEPROM variation of CS080       Dev 06
              with double poly and triple metal
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------
CS065SE       Dense EEPROM variation of CS065S, with      Dev 05
              double poly and double metal
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt
              Lake)
--------------------------------------------------------------------

The following process flows are being discontinued, and no long term manufacturing commitment can be supported.

--------------------------------------------------------------------
                       Process Description and
Process Name          Acceptance Specification            Status
--------------------------------------------------------------------
CE130         1.2(mu) EPROM process with one layer of    Obsolete
              metal and "Split Gate" style cells            on
              Spec:  SOP-3060, TS-3020, TS-3021 (Salt     4/20/97
              Lake)
--------------------------------------------------------------------

                                    Exhibit B
                        Product List and Supporting Data

Products manufactured in West Jordan, Utah

-------------------------------------------------------------------------------------------------------------------------------
Division   Business  AFM  Product ID  PDI Code    Process Flow     Sort Test       Sort        MYA   Baseline    Die Cost Share
             Unit                                                                Wafer/Hour           Yield
-------------------------------------------------------------------------------------------------------------------------------
Analog     DAP       A7   ADC12062    ADC1206BZ6    CS100HE2          N/A            N/A       48%     80%
Analog     Mil       1T   KSD64       KSD64A        CS100HE2          N/A            N/A       N/A     N/A
Analog     DAP       A5   LM75        LM75A         CS100HE2     Versatest V210      N/A       51%     85%             Yes
Analog     DAP       AT   LM78        LM78A         CS100HE2          N/A            0.88      45%     75%
Analog     POWER     6J   LM3810      LM3810A       CS100HE2          N/A            N/A       N/A     N/A
Analog     FPD       G2   LMC8310     LMC8310A      CS100HE2          N/A            N/A       N/A     N/A
Analog     AMPS      G2   LMC6953     LMC6953A      CS100HE2          N/A            N/A       50%     84%
Analog     AMPS      6J   LMC6980     LMC6980A      CS080SG           N/A            N/A       N/A     N/A
Analog     POWER     6J   LM3621A     LM3621A       CS100HE2          N/A            N/A       N/A     N/A
Analog     POWER     6J   LM3641      LM3641B       CS100HE2          N/A            N/A       N/A     N/A
Analog     POWER     2U   LP3470      LP3470AZ      CS100HE2          N/A            N/A       N/A     N/A
PSD        MICRO     2U   COP7C256    COP7C256B     CE80SLM       Versatest V2       0.4       44%     73%             Yes
PSD        MICRO     2U   COP7C257    COP7C257B     CE80SLM       Versatest V2       0.4       44%     73%             Yes
PSD        MICRO     2U   COP8780     COP8780C      CE130         Versatest V2       N/A       47%     79%
PSD        MICRO     2U   NMC8C64     NMC8C64A      CE130         Versatest V2       1.5       52%     87%             Yes
PSD        MICRO     2U   COP87SAC    COP87SACA     CE80DLM       Versatest V2       0.6       51%     81%             Yes
PSD        MICRO     2U   COP8SAA7    COP8SAA7A     CE80DLM       Versatest V2       0.3       53%     85%
PSD        MICRO     2U   CR16AHT7    CR16AHT7A     CE80DLM       Versatest V2       0.8       20%     33%
PSD        MICRO     2U   CR16MHR5    CR16MHR5A     CS065SE       Versatest V2       0.8       N/A     N/A
PSD        MICRO     2U   CR16MHR6    CR16MHR6A     CS065SE       Versatest V2       2.4       N/A     N/A

All devices which show N/A for sort are sorted eithr in Santa Calra or Malacca
(NSC)

                                    Exhibit B
                        Product List and Supporting Data

Products manufactured in Arlington, Texas

------------------------------------------------------------------------------------------------------------------------------
Division  Business  AFM   Product ID    PDI Code  Process Flow      Sort Test        Sort       MYA      Baseline     Die Cost
            Unit                                                                  Wafer/Hour               Yield       Share
------------------------------------------------------------------------------------------------------------------------------
Memory     E2PROM    84    NMC24C16A                CS160/EE     Megatest Q2/52      1.50        55%        92%
Memory     E2PROM    84    NMC25C14A                CS160/EE     Megatest Q2/52      0.35        55%        92%
Memory     E2PROM    84    NMC59C16A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC66C02A                CS160/EE     Megatest Q2/52      1.50        55%        92%         Yes
Memory     E2PROM    84    NMC66C04A                CS160/EE     Megatest Q2/52      0.67        55%        92%
Memory     E2PROM    84    NMC66C06A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC66C08A                CS160/EE     Megatest Q2/52      0.75        55%        92%
Memory     E2PROM    84    NMC66C16A                CS160/EE     Megatest Q2/52      1.50        55%        92%
Memory     E2PROM    84    NMC66C46A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC66C47A                CS160/EE     Megatest Q2/52      0.92        55%        92%         Yes
Memory     E2PROM    84    NMC66C56A                CS160/EE     Megatest Q2/52      1.33        55%        92%         Yes
Memory     E2PROM    84    NMC66C57A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC66C66A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC88C06A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC88C11A                CS200B/EE    Megatest Q2/52      0.67        55%        92%
Memory     E2PROM    84    NMC88C46A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC88C47A                CS160/EE     Megatest Q2/52      0.92        55%        92%
Memory     E2PROM    84    NMC93C06A                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC93C07B                CS160/EE     Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC93C11A                CS160/EE     Megatest Q2/52      0.67        55%        92%
Memory     E2PROM    84    NMC93C46C                CS160/EE     Megatest Q2/52      1.00        55%        92%         Yes
Memory     E2PROM    84    NMC93C47A                CS200B/EE    Megatest Q2/52      0.92        55%        92%
Memory     E2PROM    84    NMC93C55A                CS200B/EE    Megatest Q2/52      1.20        55%        92%
Memory     E2PROM    84    NMC93C56B                CS200B/EE    Megatest Q2/52      1.33        55%        92%
Memory     E2PROM    84    NMC93C57C                CS200B/EE    Megatest Q2/52      0.40        55%        92%
Memory     E2PROM    84    NMC93C66A                CS200B/EE    Megatest Q2/52      1.00        55%        92%
Memory     E2PROM    84    NMC95C12A                CS160/EE     Megatest Q2/52      0.33        55%        92%
Memory     E2PROM    84    NMC93C12C                CS160/EE     Megatest Q2/52      0.33        55%        92%

Logic      CMOS      W1    GTLP16612B6B             CS080A       Megatest Q2/52    Non-sort      55%        92%

                                    Exhibit B
                        Product List and Supporting Data

------------------------------------------------------------------------------------------------------------------------------------
Division  Business Unit      AFM   Product ID        PDI Code        Process      Sort Test     Sort     MYA    Baseline  Die Cost
                                                                     Flow                    Wafer/Hour           Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
ANALOG    COMLINEAR           R3    307010A6B     307010A6B-BAA      ABIC2LM       NATIONAL      N/A      N/A     N/A
ANALOG    COMLINEAR           R3    397012A6B     397012A6B-BAA      ABIC2LM       NATIONAL      N/A      N/A     N/A
ANALOG    COMLINEAR           R4    397013B6B     397013B6B-BBA      ABIC2LM       NATIONAL      N/A      N/A     N/A
ANALOG    COMLINEAR           R4    397013B6B     397013B6B-BCA      ABIC2LM       NATIONAL      N/A      N/A     N/A
ANALOG    COMLINEAR           R4    387017A6B     387017A6B-BAA      ABIC2LM       NATIONAL      N/A      N/A     N/A

ANALOG    INTERFACE BUS       4K    DM8640A4B     DM8640A4B-TAB      BUS           MCT20XX       2.4      50%     83%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8641A4B     DM86414B-TAB       BUS           MCT20XX       2.4      53%     89%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8833B4B     DM8833B4B-TAB      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8834B4B     DM8834B4B-TAB      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8835B4B     DM8835B4B-TAB      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8836B4B     DM8836B4B-TAB      BUS           MCT20XX       2.4      50%     83%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8837B4B     DM8837B4B-TAB      BUS           MCT20XX       2.4      50%     83%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8838A4B     DM8838A4B-TAB      BUS           MCT20XX       2.4      58%     96%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DM8839B4B     DM8839B4B-TAB      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DP7303C4B     DP7303C4B-TAA      BUS           MCT20XX       2.4      58%     96%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DP7304C4B     DP7304C4B-TAA      BUS           MCT20XX       2.4      52%     86%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DP7307C4B     DP7307C4B-TAA      BUS           MCT20XX       2.4      50%     83%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DP7308C4B     DP7308C4B-TAA      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS1662C4B     DS1662C4B-TAA      BUS           MCT20XX       2.4      53%     88%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS1667C4B     DS1667C4B-TAA      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS1776Z4B     DS1776Z4B-TAA      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS1772Z4B     DS1777Z4B-TAA      BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS55160C4B    DS55160C4B-TAA     BUS           MCT20XX       2.4      55%     91%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS55161C4B    DS55161C4B-TAA     BUS           MCT20XX       2.4      53%     88%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS55162C4B    DS55162C4B-TAA     BUS           MCT20XX       2.4      53%     88%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS76S10A4B    DS76S10A4B-TAA     BUS           MCT20XX       2.4      58%     96%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    DS76S11A4B    DS76S11A4B-TAA     BUS           MCT20XX       2.4      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    T3883B6B      T3883B6B-BAB       BUS BCT1.0    MCT20XX       1.9      N/A     N/A
          CIRCUIT
ANALOG    INTERFACE BUS       4K    T3884B6B      T3884B6B-BGA       BUS BCT1.0    MCT20XX       1.9      51%     85%
          CIRCUIT
ANALOG    INTERFACE BUS       4K    T3886B6B      T3886B6B-BLA       BUS BCT1.0    MCT20XX       1.9      52%     86%
          CIRCUIT

ANALOG    INTERFACE DATACOM   H1    DS1691A4B     DS1619A4B-TAA      DTCOMM        MCT20XX       2.4      55%     91%
ANALOG    INTERFACE DATACOM   H1    DS26LS31B4B   DS26LS31B4B-TAA    DTCOMM        MCT20XX       2.4      55%     96%       YES
ANALOG    INTERFACE DATACOM   H1    DS26LS31B4B   DS26LS31B4B-TAA/E  DTCOMM        MCT20XX       2.4      55%     92%
ANALOG    INTERFACE DATACOM   H1    DS26LS32B4B   DS26LS32B4B-TAA    DTCOMM        MCT20XX       2.4      56%     93%       YES
ANALOG    INTERFACE DATACOM   H1    DS26LS32B4B   DS26LS32B4B-TAA/E  DTCOMM        MCT20XX       2.4      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    DS26LS33B4B   DS26LS33B4B-TAA    DTCOMM        MCT20XX       2.4      55%     92%       YES
ANALOG    INTERFACE DATACOM   H1    DS347B4B      DS3487B4B-TAA      DTCOMM        MCT20XX       2.0      56%     94%       YES
ANALOG    INTERFACE DATACOM   H1    DS3586A4B     DS3586A4B-TAA      DTCOMM        MCT20XX       2.0      58%     96%       YES
ANALOG    INTERFACE DATACOM   H1    DS3587B4B     DS3587B4B-TAA      DTCOMM        MCT20XX       2.0      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    DS7632A4B     DS7632A4B-TAA      DTCOMM        MCT20XX       1.2      57%     95%
ANALOG    INTERFACE DATACOM   H1    DS7632A4B     DS7632A4B-TAA/E    DTCOMM        MCT20XX       1.2      55%     92%
ANALOG    INTERFACE DATACOM   H1    DS7633A4B     DS7633A4B-TAA      DTCOMM        MCT20XX       1.2      55%     92%
ANALOG    INTERFACE DATACOM   H1    DS78C120A4B   DS78C120A4B-TAA    DTCOMM        MCT20XX       2.0      55%     92%
ANALOG    INTERFACE DATACOM   H1    DS78C120A4B   DS78C120A4B-TAA/E  DTCOMM        MCT20XX       2.0      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    DS78LS120A4B  DS78LS120A4B-TAA   DTCOMM        MCT20XX       2.0      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    DS78LS120A4B  DS78LS120A4B-TAA/E DTCOMM        MCT20XX       2.0      N/A     N/A

------------------------------------------------------------------------------------------------------------------------------------
Division    Business Unit    AFM   Product ID        PDI Code        Process      Sort Test     Sort     MYA    Baseline  Die Cost
                                                                     Flow                    Wafer/Hour           Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
ANALOG    INTERFACE DATACOM   H1    DS8921A4B     DS8921A4B-TAA      DTCOMM        MCT20XX       2.4      56%     94%
ANALOG    INTERFACE DATACOM   H1    DS8922A4B     DS89922A4B-TAA     DTCOMM        MCT20XX       2.4      54%     90%
ANALOG    INTERFACE DATACOM   H1    DS8923A4B     DS8923A4B-TAA      DTCOMM        MCT20XX       2.4      55%     92%
ANALOG    INTERFACE DATACOM   H1    DS8925B4B     DS8925B4B-TBA      DTCOMM        MCT20XX       2.4      53%     89%
ANALOG    INTERFACE DATACOM   H1    DS8926A4B     DS8926A4B-TAA-PQ   DTCOMM        MCT20XX       2.4      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    DS8933A4B     DS8933A4B-TAA      DTCOMM        MCT20XX       2.4      54%     90%
ANALOG    INTERFACE DATACOM   H1    DS8934A4B     DS8934A4B-TAA      DTCOMM        MCT20XX       2.4      50%     84%
ANALOG    INTERFACE DATACOM   H1    DS8935A4B     DS8935A4B-TAA      DTCOMM        MCT20XX       2.4      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    DS8936A4B     DS8936A4B-TAA-PQ   DTCOMM        MCT20XX       2.4      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    9636A4B       9636A4B-TAA        DTCOMM        MCT20XX       2.2      55%     92%
ANALOG    INTERFACE DATACOM   H1    9637A4B       9637A4B-TBA        DTCOMM        MCT20XX       2.2      57%     95%
ANALOG    INTERFACE DATACOM   H1    9638A4B       9638A4B-TDB        DTCOMM        MCT20XX       2.2      55%     92%
ANALOG    INTERFACE DATACOM   H1    9638A4B       9638A4B-TDB/E      DTCOMM        MCT20XX       2.2      N/A     N/A
ANALOG    INTERFACE DATACOM   H1    9639A4B       9639A4B-TAA        DTCOMM        MCT20XX       2.2      57%     95%

                                    Exhibit B
                        Product List and Supporting Data

------------------------------------------------------------------------------------------------------------------------------------
Division      Business Unit     AFM   Product ID       PDI Code      Process Flow   Sort Test    Sort     MYA   Baseline  Die Cost
                                                                                              Wafer/Hour          Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
ANALOG    INTERFACE MULTIPOINT  80    DM8830E4B      DM8830E4B-TAB       DTP         MCT20XX      2.1      55%     92%
ANALOG    INTERFACE MULTIPOINT  80    DM8830E4B      DM8830E4B-TAB/D     DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DM8831B4B      DM8831B4B-TAB       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DM8832B4B      DM8832B4B-TAB       DTP         MCT20XX      2.1      53%     89%
ANALOG    INTERFACE MULTIPOINT  80    DM8832B4B      DM8832B4B-TAB/E     DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS16195C4B     DS16195C4B-TBA      DTP         MCT20XX      2.1      56%     93%       YES
ANALOG    INTERFACE MULTIPOINT  80    DS16196B4B     DS16196B4B-TAA      DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS16196C4B     DS16196C4B-TAA      DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS1650A4B      DS1650A4B-TAA       DTP         MCT20XX      2.1      57%     95%
ANALOG    INTERFACE MULTIPOINT  80    DS1652A4B      DS16542A4B-TAA      DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS1695A4B      DS1695A4B-TBA       DTP         MCT20XX      2.1      55%     92%       YES
ANALOG    INTERFACE MULTIPOINT  80    DS1696A4B      DS1696A4B-TAA       DTP         MCT20XX      2.1      56%     94%
ANALOG    INTERFACE MULTIPOINT  80    DS1697A4B      DS1697A4B-TAA       DTP         MCT20XX      2.1      58%     97%
ANALOG    INTERFACE MULTIPOINT  80    DS1698A4B      DS1698A4B-TAA       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS36276C4B     DS36276C4B-TAA      DTP         MCT20XX      2.1      41%     69%
ANALOG    INTERFACE MULTIPOINT  80    DS36277C4B     DS36277C4B-TAA      DTP         MCT20XX      2.1      54%     90%       YES
ANALOG    INTERFACE MULTIPOINT  80    DS3695A4B      DS3695A4B-TAA       DTP         MCT20XX      2.1      55%     92%
ANALOG    INTERFACE MULTIPOINT  80    DS75113A4B     DS75113A4B-TAB      DTP         MCT20XX      2.1      55%     92%
ANALOG    INTERFACE MULTIPOINT  80    DS75114A4B     DS75114A4B-TAB      DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS75114A4B     DS75114A4B-TAB/C    DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    DS75115A4B     DS75115A4B-TAB      DTP         MCT20XX      2.1      55%     92%
ANALOG    INTERFACE MULTIPOINT  80    DS75176B4B     DS75175B4B-TCA      DTP         MCT20XX      2.1      54%     90%       YES
ANALOG    INTERFACE MULTIPOINT  80    DS8820H4B      DS8820H4B-TBB       DTP         MCT20XX      2.1      54%     90%
ANALOG    INTERFACE MULTIPOINT  80    DS8820H4B      DS8820H4B-TBB/E     DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    LM163A4B       LM163A4B-TAB        DTP         MCT20XX      2.1      32%     54%
ANALOG    INTERFACE MULTIPOINT  80    LM3623A4B      LM3623A4B-TAB       DTP         MCT20XX      2.1      55%     92%
ANALOG    INTERFACE MULTIPOINT  80    LM3624A4B      LM3624A4B-TAB       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    LM75107A4B     LM75107A4B-TAB      DTP         MCT20XX      2.1      58%     97%       YES
ANALOG    INTERFACE MULTIPOINT  80    LM75108A4B     LM75108A4B-TAB      DTP         MCT20XX      2.1      53%     88%
ANALOG    INTERFACE MULTIPOINT  80    LM75122A4B     LM75122A4B-TAB      DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    LM75124A4B     LM75124A4B-TAB      DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    X172B4B        X172B4B-TCB         DTP         MCT20XX      3.0      35%     58%
ANALOG    INTERFACE MULTIPOINT  80    X173A4B        X173A4B-TBB         DTP         MCT20XX      3.0      35%     58%       YES
ANALOG    INTERFACE MULTIPOINT  80    X174B4B        X174B4B-TCB         DTP         MCT20XX      3.0      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    X175A4B        X175A4B-TBB         DTP         MCT20XX      3.0      35%     58%
ANALOG    INTERFACE MULTIPOINT  80    X176A4B        X176A4B-TBB         DTP         MCT20XX      3.0      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    X177A4B        X177A4B-TBB         DTP         MCT20XX      3.0      35%     58%
ANALOG    INTERFACE MULTIPOINT  80    Y107A4B        Y107A4B-TBA         DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    Y107A4B        Y107A4B-TBA/C       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    Y110A4B        Y110A4B-TBA         DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9614A4B        9614A4B-TBA         DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9614A4B        9614A4B-TBA/C       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9614A4B        9614A4B-TBA/E       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9615A4B        9615A4B-TBA         DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9615A4B        9615A4B-TBA/C       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9615A4B        9615A4B-TBA/E       DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9622A4B        9622A4B-TBA         DTP         MCT20XX      2.1      N/A     N/A
ANALOG    INTERFACE MULTIPOINT  80    9627A4B        9627A4B-TCA         DTP         MCT20XX      2.1      N/A     N/A

------------------------------------------------------------------------------------------------------------------------------------
Division      Business Unit     AFM   Product ID       PDI Code         Process Flow  Sort Test      Sort    MYA  Baseline  Die Cost
                                                                                                 Wafer/Hour        Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
ANALOG    INTERFACE PT TO PT    H2    DS14C202A6B    DS14C202A6B-BCA-PQ  CS080CBIHY   MCT20XX        2.1     N/A    N/A
ANALOG    INTERFACE PT TO PT    H2    DS14C211A6B    DS14C211A6B-BAA     CS080CBIHY   MCT20XX        2.1     N/A    N/A
ANALOG    INTERFACE PT TO PT    H2    DS14C89C4B     DS14C89C4B-TCA      PTPCMOS      MCT20XX        2.1     54%    90%       YES
ANALOG    INTERFACE PT TO PT    H2    DS14185A4B     DS14185A4B-TCA      PTP          MCT20XX        3.0     57%    95%       YES
ANALOG    INTERFACE PT TO PT    H2    DS14196A4B     DS14169A4B-TAA      PTP          MCT20XX        2.1     57%    95%       YES
ANALOG    INTERFACE PT TO PT    H2    DS75150A4B     DS75150A4B-TBB      PTP          MCT20XX        2.1     58%    96%
ANALOG    INTERFACE PT TO PT    H2    DS75154A4B     DS75154A4B-TBB      PTP          MCT20XX        2.1     58%    96%
ANALOG    INTERFACE PT TO PT    H2    DS8933A4B      DS8933A4B-TAA       PTP          MCT20XX        2.1     50%    84%
ANALOG    INTERFACE PT TO PT    H2    DS8934B4B      DS8934B4B-TBA       PTP          MCT20XX        2.1     52%    87%
ANALOG    INTERFACE PT TO PT    H2    FM1488A4B      FM1488A4B-TAA       PTP          MCT20XX        2.1     58%    96%
ANALOG    INTERFACE PT TO PT    H2    LM1589B4B      LM1589B4B-TBB       PTP          MCT20XX        2.1     58%    97%
ANALOG    INTERFACE PT TO PT    H2    LM1590B4B      LM1590B4B-TBB       PTP          MCT20XX        2.1     58%    97%
ANALOG    INTERFACE PT TO PT    H2    9616A4B        9616A4B-TDA         DTCOMM       MCT20XX        2.1     N/A    N/A
                                H2    DS14C88D4B                         PTPCMOS                             54%    90%       YES

                                    Exhibit B
                        Product List and Supporting Data


------------------------------------------------------------------------------------------------------------------------------------
Division      Business Unit     AFM   Product ID       PDI Code      Process Flow  Sort Test     Sort      MYA   Baseline  Die Cost
                                                                                              Wafer/Hour           Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
ANALOG    WIRELESS ABIC         9W    LMX150AD6B     LMX1501AD6B-BAA   ABIC2LM      MCT20XX       0.2      30%      50%
ANALOG    WIRELESS ABIC         9W    LMX1511D6B     LMX1511D6B-BAA    ABIC2LM      MCT20XX       0.2      N/A      N/A
ANALOG    WIRELESS ABIC         9W    LMX2301D6B     LMX2301D6B-BAA    ABIC2LM      MCT20XX       0.2      30%      50%
ANALOG    WIRELESS ABIC         9W    LMX2305D6B     LMX2305D6B-BAA    ABIC2LM      MCT20XX       0.2      30%      50%
ANALOG    WIRELESS ABIC         9W    LMX2306B6B     LMX2306B6B-BAA    ABIC2LM      MCT20XX       0.2      N/A      N/A
ANALOG    WIRELESS ABIC         9W    LMX2315D6B     LMX2315D6B-BAA    ABIC2LM      MCT20XX       0.2      43%      71%       YES
ANALOG    WIRELESS ABIC         9W    LMX2316B5B     LMX2316B6B-BAA    ABIC2LM      MCT20XX       0.2      N/A      N/A
ANALOG    WIRELESS ABIC         9W    LMX2320D6B     LMX2320D6B-BAA    ABIC2LM      MCT20XX       0.2      46%      76%
ANALOG    WIRELESS ABIC         9W    LMX2331B6B     LMX2331C6B-BAA    ABIC2LM      MCT20XX       0.2      36%      60%       YES
ANALOG    WIRELESS ABIC         9W    LMX2332C6B     LMX2332C6B-BAA    ABIC2LM      MCT20XX       0.2      34%      57%       YES
ANALOG    WIRELESS ABIC         9W    LMX2335C6B     LMX2335C6B-BAA    ABIC2LM      MCT20XX       0.2      40%      66%       YES

C&C       AUTO DISPLAY DRIVER   42    DM8893A4B      DM8893A4B-TAB     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DM8894A4B      DM8894A4B-TAB     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DP8310C4B      DP8310C4B-TBB     ANALOG       MCT20XX       2.3      51%      85%
C&C       AUTO DISPLAY DRIVER   42    DP8311C/M4B    DP8311C4/M4B-TBB  ANALOG       MCT20XX       2.3      53%      89%
C&C       AUTO DISPLAY DRIVER   42    DP8311C4B      DP8311C4B-TBB     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DS0025A4B      DS0025A4B-TAB     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DS0026B4B      DS0026B4B-TBB     ANALOG       MCT20XX       2.3      58%      96%       YES
C&C       AUTO DISPLAY DRIVER   42    DS0026B4B      DS0026B4B-TBB/E   ANALOG       MCT20XX       2.3      50%      83%
C&C       AUTO DISPLAY DRIVER   42    DS0056B4B      DS0056B4B-TAB     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DS75325D4B     DS75325D4B-TAB    ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DS75361A4B     DS75361A4B-TAB    ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DS75365A4B     DS75365A4B-TBB    ANALOG       MCT20XX       2.3      55%      92%
C&C       AUTO DISPLAY DRIVER   42    DS75450C4B     DS75450C4B-TBB    ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    DS75451B4B     DS75451B4B-TAB    ANALOG       MCT20XX       2.3      56%      93%
C&C       AUTO DISPLAY DRIVER   42    DS75452B4B     DS75452B4B-TAB    ANALOG       MCT20XX       2.3      55%      91%       YES
C&C       AUTO DISPLAY DRIVER   42    DS75453B4B     DS75453B4B-TBB    ANALOG       MCT20XX       2.3      56%      93%       YES
C&C       AUTO DISPLAY DRIVER   42    DS75454B4B     DS75454B4B-TBB    ANALOG       MCT20XX       2.3      59%      98%
C&C       AUTO DISPLAY DRIVER   42    DS88L12B4B     DS88L12B4B-TAB    ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    LM106E4B       LM106E4B-TAB      ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    LM1514A4B      LM1514A4B-TAB     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    LM710D4B       LM710D4B-TAB      ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7710A/C4G      7710A/C4G-TBA     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7710A/M4G      7710A/M4G-TBA     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7710A4B        7710A4B-TBA       ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7710A4G        7710A4G-TBA/C     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7711/C4G       7711/C4G-TBA      ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7711A/C4G      7711A/C4G-TBA     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7711A/M4G      7711A/M4G-TBA     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    7711A4G        7711A4G-TBA/C     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    9665B4B        9665B4B-TCA       ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    9667B4B        9667B4B-TCA       ANALOG       MCT20XX       2.3      55%      92%       YES
C&C       AUTO DISPLAY DRIVER   42    9667B4B        9667B4B-TCA/E     ANALOG       MCT20XX       2.3      N/A      N/A
C&C       AUTO DISPLAY DRIVER   42    9668B4B        9668B4B-TDA       ANALOG       MCT20XX       2.3      56%      93%

C&C       CLASIC                7H    CS0354B6       CS0354B6-BBAB     CS80CBI     UNDEFINED      N/A      N/A      N/A
                                                                                                           N/A      N/A

                                    Exhibit B
                        Product List and Supporting Data

------------------------------------------------------------------------------------------------------------------------------------
Division  Business Unit   AFM   Product ID         PDI Code       Process Flow  Sort Test       Sort     MYA  Baseline  Die Cost
                                                                                             Wafer/Hour        Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
C&C       LAN MEDIA       15    DP8392C4       DP8392C4-TAA        LAN            MCT20XX        2.1     51%    85%       YES
C&C       LAN MEDIA       15    DP8394D4       DP8394D4-TBA        LAN            MCT20XX        2.1     N/A    N/A

C&C       PLEXUS          X3    DP73840B6B     DP73840B6B-BBB-612  CS080CBTX    LTX TRILLIU      3.3     38%    64%
C&C       PLEXUS          X3    DP73840B6B     DP73840B6B-BBB-635  CS080CBTX    LTX TRILLIU      3.3     38%    64%

C&C       WAN ABIC        89    FNGM8902Z6B    FNGM8902Z6B-BAA     ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    H841Z6B        H841Z6B-BAA         ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    H842Z6B        H842Z6B-BAA         ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    H847Z6B        H847Z6B-BAA         ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MB2581Z6B      MB2581Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MB8902Z6B      MB8902Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MJ2680Z6B      MJ2680Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MK2331Z6B      MK2331Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MK2518Z6B      MK2518Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MK2532Z6B      MK2532Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MK2533Z6B      MK2533Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    MT2512Z6B      MT2512Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    SF2669Z6B      SF2669Z6B-BAA       ABIC3L/4L     NATIONAL        N/A     N/A    N/A
C&C       WAN ABIC        89    TS2501Z6B      TS250Z6B-BAA        ABIC3L/4L     NATIONAL        N/A     N/A    N/A

C&C       WAN GATE ARRAY  3D    CA0500Y5       CA0500Y5-CAB        GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CA1141Y5B      CA1141Y5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CA1142Y5B      CA1142Y5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CA1202Y5B      CA1202Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CA1249Y5B      CA1249Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CA1324Y5B      CA1324Y5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CA1325Y5B      CA1325Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CA1795Y5B      CA1795Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CB1295Z5B      CB1295Z5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CB1297Z5B      CB1297Z5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CB1514Z5B      CB1514Z5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CB1524Z5B      CB1524Z5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CB1542Z5B      CB1542Z5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CB1625Z5B      CB1625Z5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CB1626Z5B      CB1626Z5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CB1629Z5B      CB1629Z5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1090Y5B      CC1090Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1093Y5B      CC1093Y5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CC1094Y5B      CC1094Y5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CC1110Y5B      CC1110Y5B-CAF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CC1144Y5B      CC1144Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC150Y5B       CC150Y5B-CAF        GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1171Y5B      CC171Y5B-CAF        GA20          SENTRY 20       2.0     49%    82%
C&C       WAN GATE ARRAY  3D    CC1191Y5B      CC1191Y5B-CAF       GA20          SENTRY 20       2.0     49%    82%
C&C       WAN GATE ARRAY  3D    CC1194Y5B      CC1194Y5B-CAF       GA20          SENTRY 20       2.0     52%    86%
C&C       WAN GATE ARRAY  3D    CC1215Y5B      CC1215Y5B-CCF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CC1285Y5B      CC1285Y5B-CBF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1279Y5B      CC1279Y5B-CCF       GA20          SENTRY 20       2.0     42%    70%

------------------------------------------------------------------------------------------------------------------------------------
Division  Business Unit   AFM   Product ID         PDI Code       Process Flow  Sort Test       Sort     MYA  Baseline  Die Cost
                                                                                             Wafer/Hour        Yield     Share
------------------------------------------------------------------------------------------------------------------------------------
C&C       WAN GATE ARRAY  3D    CC1280Y5B      CC1280Y5B-CCF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1281Y5B      CC1281Y5B-CCF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1501Y5B      CC1501Y5B-CBF       GA20          SENTRY 20       2.0     42%    70%
C&C       WAN GATE ARRAY  3D    CC1510Y5B      CC1510Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1510Y5B      CC1510Y5B-CBF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1521Y5B      CC1521Y5B-CAF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CC1655Y5B      CC1655Y5B-CAF       GA20          SENTRY 20       2.0     52%    86%
C&C       WAN GATE ARRAY  3D    CD1193Z5B      CD1193Z5B-CAF       GA20          SENTRY 20       2.0     49%    81%
C&C       WAN GATE ARRAY  3D    CD1251Z5B      CD1251Z5B-CCF       GA20          SENTRY 20       2.0     N/A    N/A
C&C       WAN GATE ARRAY  3D    CD1259Z5B      CD1259Z5B-CAF       GA20          SENTRY 20       2.0     44%    74%

                                    Exhibit B
                        Product List and Supporting Data

------------------------------------------------------------------------------------------------------------------------------------
Division     Business Unit       AFM      Product ID         PDI Code       Process    Sort Test   Sort   MYA   Baseline  Die Cost
                                                                             Flow                  Wafer         Yield      Share
                                                                                                   /Hour
------------------------------------------------------------------------------------------------------------------------------------
C&C         WAN GATE ARRAY        3D    CD1270Z5B       CD1270Z5B-CAF        GA20      SENTRY 20    2.0    43%    72%
C&C         WAN GATE ARRAY        3D    CD1301Z5B       CD1301Z5B-CCF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CD1434Z5B       CD1434Z5B-CBF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CD1472Z5B       CD1472Z5B-CAF        GA20      SENTRY 20    2.0    42%    70%
C&C         WAN GATE ARRAY        3D    CD1520Z5B       CD1520Z5B-CBF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CD1693Z5B       CD1693Z5B-CAF        GA20      SENTRY 20    2.0    44%    73%
C&C         WAN GATE ARRAY        3D    CE1136Y5B       CE1136Y5B-CAF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CE1435Y5B       CE1435Y5B-CBF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CE1471Y5B       CE1471Y5B-CBF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CE1609Y5B       CE1690Y5B-CAF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CE1954Y5B       CE1954Y5B-CAF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CE1955Y5B       CE1955Y5B-CAF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CE1956Y5B       CE1956Y5B-CAF        GA20      SENTRY 20    2.0    N/A    N/A
C&C         WAN GATE ARRAY        3D    CI1532Z5B       CI1532Z5B-CAF        GA20      SENTRY 20    2.0    N/A    N/A

PSD         CGS                   4N    CGS100B2530A4B  CGS100B2530A4B-TAB   CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS100B2531A4B  CGS100B2531A4B-TAB   CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS2534Z6B      CGS2534Z6B-BAB       CGS10      MCT20XX     2.0    50%    50%
PSD         CGS                   4N    CGS2535Z6B      CGS2535Z6B-BAB       CGS10      MCT20XX     2.0    50%    50%
PSD         CGS                   4N    CGS2536Z6B      CGS2536Z6B-BAB       CGS10      MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS2537Z6B      CGS2537Z6B-BAB       CGS10      MCT20XX     2.0    50%    50%
PSD         CGS                   4N    CGS74B2525Y4B   CGS74B2525Y4B-TDB    CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS74B2528A4B   CGS74B2528A4B-TCB    CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS74B303A4B    CGS74B303A4B-TAB     CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS74B304A4B    CGS74B304A4B-TAB     CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS74B305A4B    CGS74B305A4B-TAB     CGS        MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS74CT2524Z5B  CGS74CT2524Z5B-CBF   CGSP/E     MCT20XX     2.0    N/A    N/A
PSD         CGS                   4N    CGS74CT2525Z5B  CGS74CT2525Z5B-CCF   CGSP/E     MCT20XX     2.0    56%    93%
PSD         CGS                   4N    CGS74CT2526Z5B  CGS74CT256Z5B-CBF    CGSP/E     MCT20XX     2.0    50%    83%
PSD         CGS                   4N    CGS74C2525Z5B   CGS74C2525Z5B-CCF    CGSP/E     MCT20XX     2.0    50%    83%
PSD         CGS                   4N    CGS74C2526Z5B   CGS74C2526Z5B-CCF    CGSP/E     MCT20XX     2.0    N/A    N/A

PSD         DRAM                  81    DP8409A4B       DP8409A4B-TAA        DRAM                   N/A    N/A    N/A
PSD         DRAM                  81    DP8410A4B       DP8410A4B-TAA        DRAM                   N/A    N/A    N/A
PSD         DRAM                  81    M632Y4B         M632Y4B-TDB          DRAM       MCT20XX     2.0    41%    68%

PSD         MASS STORAGE          4H    DPC106C5B       DPC106C5B-CEA        ALS15      MCT20XX     3.0    N/A    N/A
PSD         MASS STORAGE          4H    DPC110A5B       DPC110A5B-CAA        ALS15      MCT20XX     3.0    N/A    N/A
PSD         MASS STORAGE          4H    DP84910DC5B     DP84910DC5B-CEA      ALS15      MCT20XX     3.0    46%    76%       YES

PSD         REAL TIME CLOCK       4C    MM48167W4B      MM48167W4B-TAA       RTCCMOS    NATIONAL    N/A    N/A    N/A
PSD         REAL TIME CLOCK       4C    MM48174V4B      MM48174V4B-TAA       RTCCMOS    NATIONAL    N/A    N/A    N/A
PSD         REAL TIME CLOCK       4C    MM48274D4B      MM48274D4B-TAA       RTCCMOS    NATIONAL    N/A    42%    70%       YES

PSD         NOTEBOOK              H6    PC77336         PC77336-A1A          CS080C   LTX TRILLIU   2.0    44%    73%       YES

PSD         DESKTOP               6F    PC77332E1A      PC77332E1A-B         CS080C   LTX TRILLIU   4.0    44%    73%       YES
PSD         DESKTOP               6F    PC77306B1A      PC77306B1A-BIBD      CS080C   LTX TRILLIU   4.0    43%    71%       YES
PSD         DESKTOP               6F    PC77306B1A      PC77306B1A-BIBR      CS080C   LTX TRILLIU   4.0    43%    71%       YES

- Sort Wafer/Hour numbers reflect Family Level Averages on low running devices. Individual Device UPH will be updated when material is available at Sort.

                                    EXHIBIT C

                          PROCESS DEVELOPMENT SCHEDULE

      The following processes, upon which development is underway, will be regarded as complete when qualification is achieved to Class III, as defined in National specification SOP-5-032 RA. Additional funding will be required from National if programs are not completed due to National's failure to perform its responsibilities by the Scheduled End of Work date.

                                                        Schedule
   Process       Site            Description           Completion    Funding
   -------       ----            -----------           ----------    -------

CS080CBIVU     Maine     BiCMS version of CS080,      May 25, 1997    $300K
                         with two layers of metal,
                         isolated NMOS devices and
                         vertical PNP device

CS065SE        Utah      Dense EEPROM variation of    May 25, 1997    $300K
                         CS065S, with double poly
                         and double metal

As of November 19, 1996, the following processes had not yet achieved Class III qualification, but they are expected to be Class III qualified by February 23, 1997. They are included here for reference only.

                                                                   Scheduled
   Process      Site                  Description                  Completion
   -------      ----                  -----------                  ----------

ABIC2L        Maine     ABiC-4 with two layers of metal, with a  Product Line
                        mid-flow inventory point for subsequent  Dependent
                        ASIC personalization.  0.8(mu) BiCMOS

ABIC3L        Maine     ABiC-4 with three layers of metal, with  Product Line
                        a mid-flow inventory point for           Dependent
                        subsequent ASIC personalization.
                        0.8(mu) BiCMOS

ABIC4L        Maine     ABiC-4 with four layers of metal, with   Product Line
                        a mid-flow inventory point for           Dependent
                        subsequent ASIC personalization.
                        0.8(mu) BiCMOS

ABIC52L       Maine     ABiC-5 with two layers of metal and      Feb. 23, 1997
                        0.5(mu), three sided emitter, for use
                        in RF products.
                        CMOS remains at 0.8(mu)

CS080CBIHY    Maine     BiCMOS Version of CS080, with two        Jan. 19, 1997
                        layers of metal, isolated NMOS devices,
                        high voltage NPN and Schottky diode

CS080CBIP     Maine     BiCMOS version of CS080, with two        Jan. 19, 1997
                        layers of metal, isolated NMOS devices
                        and double poly capacitor

CS80SG        Utah      Low density EEPROM variation of CS080    Dec. 5, 1996
                        with double poly and double metal
                        Spec:

CS80SG3       Utah      Low density EEPROM variation of CS080    Jan. 19, 1997
                        with double poly and triple metal        if product is
                        Spec:                                    available

                                    EXHIBIT D

                      CAPACITY REQUEST AND REPSONSE FORMATS

                                              ============================================================================
South Portland 4100                              FY97     FY97      FY97     FY97      FY98     FY98      FY98     FY98
                                                 Per      Per       Per      Per       Per      Per       Per      Per
                                                  9        10        11       12         1        2         3        4
                                      ====================================================================================
                                      Workdays    34       27        28       35        27       27        35       27
==============================================----------------------------------------------------------------------------
Starts Forecast by Fab Details:  Raw by Size
==============================================

==============================================
ANALOG     DAP           FM584MGCMOS               0        0         0        0         0        0         0        0
ANALOG     DAP           FMA24MGCMOS               0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FM4K4BUS                  0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FM804DTP                  0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FMH14DTCOMM               0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FMH24PTP                  0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FMH24PTPCMOS              0        0         0        0         0        0         0        0

ANALOG                             Total 4100      0        0         0        0         0        0         0        0
==============================================

==============================================
CCG        AUDIO         FMA94HV700                0        0         0        0         0        0         0        0
CCG        CD            FM424ANALOG               0        0         0        0         0        0         0        0
CCG        CD            FM424ANALOGCMOS           0        0         0        0         0        0         0        0
CCG        LAN           FM154LAN                  0        0         0        0         0        0         0        0

CCG                                Total 4100      0        0         0        0         0        0         0        0
==============================================

==============================================
PSD        DESKTOP       FM4C4RTCMOS               0        0         0        0         0        0         0        0
PSD        DESKTOP       FM4N4CGS                  0        0         0        0         0        0         0        0
PSD        DESKTOP       FM814DRAM                 0        0         0        0         0        0         0        0

PSD                                Total 4100      0        0         0        0         0        0         0        0
==============================================
                             Grand Total 4100      0        0         0        0         0        0         0        0

                                                  ===========================================================================
South Portland 4100                                 FY97     FY97      FY97     FY97      FY98     FY98      FY98     FY98
                                                    Per      Per       Per      Per       Per      Per       Per      Per
                                                     9        10        11       12         1        2         3        4
                                      =======================================================================================
                                      Workdays       34       27        28       35        27       27        35       27
==================================================---------------------------------------------------------------------------
Starts Forecast by Fab Details:  Raw by Size
==================================================

==================================================
CCG        WAN           FM3D5GA20                    0        0         0        0         0        0         0        0

CCG                                     Total 5100    0        0         0        0         0        0         0        0
==================================================

==================================================
PSD        DESKTOP       FM4N5CGSP/E                  0        0         0        0         0        0         0        0
PSD        DESKTOP       FM815ALS15                   0        0         0        0         0        0         0        0
PSD        MASSSTORAGE   FM4H5MASSTOR                 0        0         0        0         0        0         0        0

PSD                                     Total 5100    0        0         0        0         0        0         0        0
==================================================

                                  Grand Total 5100    0        0         0        0         0        0         0        0


                                              ============================================================================
South Portland 4100                              FY97     FY97      FY97     FY97      FY98     FY98      FY98     FY98
                                                 Per      Per       Per      Per       Per      Per       Per      Per
                                                  9        10        11       12         1        2         3        4
                                              ============================================================================
                                      Workdays    34       27        28       35        27       27        35       27
==============================================----------------------------------------------------------------------------
Starts Forecast by Fab Details:  Raw by Size
==============================================

==============================================
ANALOG     INTERFACE     FM4K680HV                 0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FM4K6BUS                  0        0         0        0         0        0         0        0
ANALOG     DAP           FM586CBIPC                0        0         0        0         0        0         0        0
ANALOG     INPUT SIGNAL  FM7N6CBIVU                0        0         0        0         0        0         0        0
ANALOG     AMPS          FM7N6CSO80CBI             0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FM806CS80CBI              0        0         0        0         0        0         0        0
ANALOG     WIRELESS      FM9W6ABIC2L               0        0         0        0         0        0         0        0
ANALOG     WIRELESS      FM9W6ABIC4L               0        0         0        0         0        0         0        0
ANALOG     WIRELESS      FM9W6ABIC52L              0        0         0        0         0        0         0        0
ANALOG     DAP           FMA76CBIPC                0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FMH16CS80C                0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FMH26CS80C                0        0         0        0         0        0         0        0
ANALOG     INTERFACE     FMH26CBIHY                0        0         0        0         0        0         0        0
ANALOG     COMLINEAR     FMR16ABIC2LM              0        0         0        0         0        0         0        0
ANALOG     COMLINEAR     FMR36ABIC2LM              0        0         0        0         0        0         0        0
ANALOG     COMLINEAR     FMR46ABIC2LM              0        0         0        0         0        0         0        0

ANALOG                              Total 6001     0        0         0        0         0        0         0        0
==============================================

==============================================
CCG        LAN           FM156LANCS65              0        0         0        0         0        0         0        0
CCG        LAN           FM156LANCS80              0        0         0        0         0        0         0        0
CCG        WAN           FM896ABIC4L               0        0         0        0         0        0         0        0
CCG        WAN           RM896ABIC3L               0        0         0        0                  0         0        0
CCG        CD            FM896ABIC2L               0        0         0        0         0        0         0        0
CCG        CD            FMT9680CBI                0        0         0        0         0        0         0        0
CCG        LAN           FMX36LAN80CBTX            0        0         0        0         0        0         0        0

CCG                                 Total 6001     0        0         0        0         0        0                  0
==============================================

==============================================
PSD        DESKTOP       FM4N6CGS10                0        0         0        0         0        0         0
PSD        DESKTOP       FM4NCCS65CBI              0        0         0        0         0        0         0        0
PSD        DESKTOP       FM4N6CS80CBI              0        0         0        0         0        0         0        0
PSD        DESKTOP       FM6F6ES80C                0        0         0        0         0        0         0        0
PSD        NOTEBOOK      FMH66ES80C                0        0         0        0         0        0         0        0

PSD                                 Total 6001     0        0         0        0         0        0         0        0
==============================================

                              Grand Total 6001     0        0         0        0         0        0         0        0

                                              ============================================================================
South Portland 4100                              FY97     FY97      FY97     FY97      FY98     FY98      FY98     FY98
                                                 Per      Per       Per      Per       Per      Per       Per      Per
                                                  9        10        11       12         1        2         3        4
                                              ============================================================================
                                      Workdays    34       27        28       35        27       27        35       27
==============================================----------------------------------------------------------------------------
Starts Forecast by Fab Details:  Raw by Size
==============================================

==============================================
ANALOG     DAP           CS100HE2                  0        0         0        0         0        0         0        0
ANALOG     INTERFACE     CS100HE2                  0        0         0        0         0        0         0        0
ANALOG     INPUT SIGNAL  CS100HE2                  0        0         0        0         0        0         0        0
ANALOG     POWER MGT     CS100HE2                  0        0         0        0         0        0         0        0
ANALOG     INPUT SIGNAL  CS080SG                   0        0         0        0         0        0         0        0

ANALOG                              Total SLC      0        0         0        0         0        0         0        0
==============================================

==============================================
PSD        CONTROLLERS   CE130                     0        0         0        0                  0         0        0
PSD        CONTROLLERS   CE080DLM                  0        0         0        0         0        0         0        0
PSD        CONTROLLERS   CS065SE                   0        0         0        0         0        0         0        0

PSD                                 Total SLC      0        0         0        0         0        0         0        0
==============================================

                              Grand Total LSC      0        0         0        0         0        0         0        0

                                              ============================================================================
South Portland 4100                              FY97     FY97      FY97     FY97      FY98     FY98      FY98     FY98
                                                 Per      Per       Per      Per       Per      Per       Per      Per
                                                  9        10        11       12         1        2         3        4
                                              ============================================================================
                                      Workdays    34       27        28       35        27       27        35       27
==============================================----------------------------------------------------------------------------
Starts Forecast by Fab Details:  Raw by Size
==============================================

==============================================
SOUTH PORTLAND           FM 4100                   0        0         0        0         0        0         0        0
SOUTH PORTLAND           FM 5100                   0        0         0        0                  0         0        0
SOUTH PORTLAND           FM 6001                   0        0         0        0         0        0         0        0
                         South Portland            0        0                  0         0        0         0        0
                         Subtotal

SALT LAKE CITY           6-inch                    0        0         0        0                  0         0        0
==============================================

                         Grand Total               0        0         0        0         0        0         0        0

EXHIBIT D

Forecasting Timetable

             =============================================================================================================
                       Period 12                   Period 1                Period 2                   Period 12
             -------------------------------------------------------------------------------------------------------------
      Week     1     2     3     4     5     1     2     3     4      1     2     3     4     1     2     3     4     5
    ----------------------------------------------------------------------------------------------------------------------
       1
             -------------------------------------------------------------------------------------------------------------
 D     2                               ZA                      A                        A                             ZA
             -------------------------------------------------------------------------------------------------------------
 A     3
             -------------------------------------------------------------------------------------------------------------
 Y     4
             -------------------------------------------------------------------------------------------------------------
       5                   R     Y                       R     Y                  R     Y                 R     Y
    ======================================================================================================================

Actions Defined

       R      National provides 8-period Forecast to Fairchild
       Y      Fairchild provides capacity response to National
       Z      National places blanket, 3-period purchase order with Fairchild
       A      National releases details of wafer starts for the following period.

                                    EXHIBIT E

                             DIE COST IMPACT SHARING

1.0   GENERAL

      1.1 National and Fairchild will implement 50:50 sharing of yield gain and loss implemented in accordance with the principles set forth in this Exhibit.

      1.2 The yield adjustment amount will be calculated at the end of the first six (6) fiscal periods ("Fiscal Half") from the Effective Date and each Fiscal Half thereafter, retroactively. National will pay Fairchild a yield premium fee in the case of average yield improvement; Fairchild will reimburse National in the case of average yield degradation.

      1.3 Net Die Per Wafer (NDPW) will be used as the basis for the calculation.

2.0   ESTABLISHING YIELD BASELINE

      2.1 In order to qualify for die cost sharing, Products must (i) have achieved a minimum production volume of at least ninety-six (96) Wafers (i.e., the equivalent of at least four (4) 24-Wafer or eight 12-Wafer lots) per period for three (3) of the preceding six (6) fiscal periods (a minimum of 288 Wafers) and (ii) have a stable yield history (e.g., without known yield or test sensitivities). The baseline NDPW of each qualifying Product as of the Effective Date shall be the average NDPW for the preceding six (6) fiscal periods. Baseline NDPWs will be reset twelve (12) fiscal periods ("Fiscal Year") after the Effective Date and at the end of each Fiscal Year thereafter.

      2.2 A baseline NDPW will be established for a new Product after the Product has achieved a minimum production volume of at least 96 Wafers per fiscal period (i.e., the equivalent of at least four (4) 24-Wafer or eight 12-Wafer lots) for three (3) of the preceding six
            (6) fiscal periods (a minimum of 288 Wafers) and (ii) has established a stable yield history (e.g., without known yield or test sensitivities). Once a baseline NDPW has been established for a Product and mutually agreed upon by the Parties, such baseline NDPW will remain in effect until the next Fiscal Year reset point.

      2.3 In case of a change in the sort program which affects the yield, a new baseline NDPW will be mutually agreed upon based on the effect of the change on the Product yield. The new baseline will apply to all lots measured after the change has been implemented.

      2.4 In the case of a Mask change which affects the yield, a new baseline NDPW will be established as provided in Paragraph 2.2 of this Exhibit.

      2.5 For Products that are not sorted by Fairchild the Parties will agree on procedures to assure that production sort programs cannot be changed without Fairchild's acknowledgment, and the provisions of Paragraph 2.3 of this Exhibit shall apply to any such changes.

      2.6 In order for a Product that is not sorted by Fairchild to qualify for die cost sharing, National must make wafer sort and yield data, and wafers (at Fairchild's cost) as required for analysis, available to Fairchild on a timely basis and in conformance with Fairchild's own internal requirements for such data.

3.0   CALCULATIONS

      3.1 At the end of each Fiscal Half, a Product list to be used for the yield adjustment calculation will be mutually agreed by the Parties. Each Product in this list shall (i) have an established baseline NDPW; (ii) have achieved a minimum production volume of at least ninety-six (96) Wafers per period (i.e., the equivalent of four 24-Wafer or eight 12-Wafer lots) for three (3) of the preceding six
            (6) fiscal periods (a minimum of 288 Wafers); and (iii) have established a stable yield history (e.g., without known yield or test sensitivities).

      3.2 The percent change in NDPW for the preceding Fiscal Half will be calculated for each qualifying Product based on the difference between the baseline and actual NDPW for the Product;

      3.3   The semiannual adjustment for die cost sharing will equal:

            (Base Wafer Price) X (NDPW Percent Change) X (0.5) X (Wafers
            Shipped)

      3.4 The total adjustment will be the sum of the adjustments of the qualifying Products.

      3.5 Fairchild will perform the die cost sharing calculation and provide an accounting to National following the end of each Fiscal Half together with an invoice or a credit for the die cost adjustment amount.

4.0   OTHER

      4.1 MYA will be used in conjunction with die cost sharing for purposes of identifying "Maverick" wafers that will be discarded (unless National agrees to accept). For Products that qualify for die cost sharing, the baseline NDPW will be used as the basis for defining the MYA for the Product.

      4.2 Wafer price adjustments to reflect changes in Fairchild's manufacturing cost base are independent of die cost sharing.

      4.3 Products manufactured under the Mil/Aero Wafer and Services Agreement between the Parties of even date herewith shall not qualify for die cost sharing.

                                    EXHIBIT F

                            WAFER ACCEPTANCE CRITERIA

Fairchild Electrical Test Acceptance Method:

Acceptance of Fairchild Wafers for shipment to National shall be determined per mutually agreed upon electrical parameter test distribution performance with standard test die. For the West Jordan, Utah fabs, all wafers will be subjected to the Acceptance Criteria specified in West Jordan specifications: SOP-3060, TS-3020 and TS-3021. For the South Portland, Maine fabs, all Wafers will be tested to the electrical specifications, by Process, listed in this Exhibit, with the acceptance methods stated below.

South Portland, Maine Wafer Acceptance and Wafer Sort:

1. Each lot will be sampled at PCM test prior to Wafer sort. The following minimum sample size will be tested and the Wafer will be rejected if the stated number, or more, of test sites on that Wafer fails a specified electrical parameter;

     Wafer Size       #Wafers per lot    #Sites per Wafer    Reject on #Sites
                           Tested             Failing

       6 inch                5                   5                   3
       5 inch                5                   5                   3
       4 inch                3                   5                   3

2. In the event that one or more Wafers in the lot sample fail the above criteria, then 100% testing of the remaining Wafers in the lot will be performed and the above acceptance criteria applied to each Wafer.

3. Electrical Test parameter distributions will be made available to National on a monthly basis.

Fairchild Wafer Fabrication and National Wafer Sort:

1. A ten (10) Wafer lot sample will be tested to the applicable PCM specification prior to shipment to National. Five (5) test sites per wafer will be sampled as the basis for electrical acceptance, and three (3) of those sites must pass the PCM test parameters. In the event that one or more sample wafers fails the PCM tests, 100% testing of residual wafers will be performed and all Wafers which pass the PCM will be shipped to National.

2.    Individual PCM specifications (by Process) are defined in Exhibit F.

3. Electrical Test parameter distributions will be made available on a monthly basis.

Fairchild Maine Fab 4100:  "ANALOG"

----------------------------------------------------------------------------------------------------------------------------
 Category     Parameter        Analog     Device Size   Lower Spec     Target      Upper Spec      Unit      Measurement
                                                                                                                Method
----------------------------------------------------------------------------------------------------------------------------
   Bjt         NPN BETA        Q2Beta                       50           150          250          Gain        Ic=1mA,
                                                                                                               Vce=5.0V
   Bjt         NPN CBO        Q2BVcbo                       50           >50          N/A          Volts       If-10uA
   Bjt         NPN EBO        Q2BVebo                      6.5           7.0          7.5          Volts       If=10uA
   Bjt         NPN CEO        Q2LVceo                       15           >15          N/A          Volts       If=10uA
   Bjt        Col to Col       BV_iso                       50           >50          N/A          Volts        If=5uA
----------------------------------------------------------------------------------------------------------------------------
Diffusion   N Buried Layer     BL_RES                       75           110          150          Ohms        If=10mA
Diffusion    Narrow Base       N_RES                       800          1000          1800         Ohms         If=1mA
Diffusion        Base         BASERHO                      100           125          150         Ohms/sq     If=4.53mA
Diffusion      Emitter         N+RHO                       3.0           4.5          6.0         Ohms/sq     If=45.3mA
----------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "BUS"

----------------------------------------------------------------------------------------------------------------------------
 Category     Parameter        Analog     Device Size   Lower Spec     Target      Upper Spec      Unit      Measurement
                                                                                                                Method
----------------------------------------------------------------------------------------------------------------------------
   Bjt         NPN BETA        Q1Beta                       20           100          225          Gain        Ic=1mA,
                                                                                                               Vce=5.0V
   Bjt         NPN CBO        Q1BVcbo                       20           >20          N/A          Volts       If-10uA
   Bjt         NPN EBO        Q1BVebo                      6.7           8.0          8.3          Volts       If=10uA
   Bjt         NPN CEO        Q1LVceo                      8.0           >8           N/A          Volts       If=10uA
   Bjt        Col to Col       BV_iso                      7.5          >7.5          N/A          Volts        If=5uA
----------------------------------------------------------------------------------------------------------------------------
Diffusion   N Buried Layer     BLres1                       30           45           100          Ohms        If=10mA
Diffusion    Narrow Base      Narbase                      1900         2500          2900         Ohms         If=1mA
Diffusion      Emitter         EM-res                      5.0           10            40         Ohms/sq      If=10mA
----------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "CGS"

              Table of Parameters not available on January 2, 1997.

Fairchild Maine Fab 4100:  "DRAM"

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog     Device Size  Lower Spec    Target   Upper Spec     Unit        Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   Bjt         CEO       MinLVCEO1                    5.5                    20         Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt         CBO       MinBVCBO                     18                     30         Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt         EBO       MinBVEBO                     3.5                    10         Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt        Beta       MinBeta1                     75                    200         Gain
--------------------------------------------------------------------------------------------------------------------------
Diffusion     Base        BaseRho                     562                   688       Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
Diffusion   Resistor      RES-RHO                    1800                   2200      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
   Via         Via        2048VIA     2048 via link    0                    155         Ohms
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "DTCOMM

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog     Device Size  Lower Spec    Target   Upper Spec     Unit        Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   Bjt      NPN BETA      Q3Beta                      80         180        250         Gain        Ic-10mA, Vce=2.5V
--------------------------------------------------------------------------------------------------------------------------
   Bjt       NPN CBO      Q3BVcbo                     38         >38        N/A         Volts            If=100uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt       NPN EBO      Q3BVebo                     5.5        6.3        7.0         Volts            If=100uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt       NPN CEO      Q3LVceo                     5.0         >5        N/A         Volts             If=5uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt     Col to Col     BV_ISO                      15         >15        N/A         Volts            If=100uA
--------------------------------------------------------------------------------------------------------------------------
Diffusion   N Buried       R_BL                       15          23         30         Ohms             If=50mA
              Layer
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Narrow Base     R_NB                      1650        2100       2500        Ohms             If=100uA
--------------------------------------------------------------------------------------------------------------------------
Diffusion    Emitter       R_EM                       100        150        200         Ohms             If=10mA
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "DTP"

-----------------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog     Device Size  Lower Spec    Target   Upper Spec     Unit     Measurement Method
-----------------------------------------------------------------------------------------------------------------------
   Bjt         CEO        Q1LVCEO                      7          15         30         Volts
-----------------------------------------------------------------------------------------------------------------------
   Bjt         CBO        Q1BVCBO                     30          45         80         Volts
-----------------------------------------------------------------------------------------------------------------------
   Bjt         EBO        Q1BVEBO                      6         6.8        7.5         Volts
-----------------------------------------------------------------------------------------------------------------------
   Bjt        Beta        Q1Beta                      75         150        350         Gain
-----------------------------------------------------------------------------------------------------------------------
   Bjt      Schottky       Q4VFD                     0.26        0.32       0.4         Volts
-----------------------------------------------------------------------------------------------------------------------
   Bjt      Schottky       BVSKY                      10          20         40         Volts
-----------------------------------------------------------------------------------------------------------------------
Diffusion     Base        BaseRho                     160        190        220       Ohms/sq.
-----------------------------------------------------------------------------------------------------------------------
Diffusion   Collector     BL-RES                      75         110        135         Ohms
-----------------------------------------------------------------------------------------------------------------------
Diffusion   Resistor      IMP-RES                     13K        16K        19K         Ohms
-----------------------------------------------------------------------------------------------------------------------
Diffusion    Emitter       N+RHO                     4.25         5         5.75      Ohms/sq.
-----------------------------------------------------------------------------------------------------------------------
Diffusion   Resistor       N-RES                     1250        1525       1800        Ohms
-----------------------------------------------------------------------------------------------------------------------
Diffusion     Sink       SINK-RES                      6         8.5         11         Ohms
-----------------------------------------------------------------------------------------------------------------------

Farichild Maine Fab 4100:  "LAN"

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter     Analog     Device Size  Lower Spec    Target   Upper Spec     Unit        Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   Bjt        Beta        Q3BETA      Ae=4.6 sq       70         140        300         Gain        Ic=10mA, Vce=2.5V
                                        mils
--------------------------------------------------------------------------------------------------------------------------
   Bjt         CBO        Q3BVCBO     Ae=4.6 sq       >20         43        N/A         Volts            If=100uA
                                        mils
--------------------------------------------------------------------------------------------------------------------------
   Bjt         CEO        Q3LVCEO     Ae=4.6 sq       >10         20        N/A         Volts             If=5uA
                                        mils
--------------------------------------------------------------------------------------------------------------------------
   Diff        Res       R_EM(R12)    0.5X10 sq       150        210        270         Ohms             If=10mA
--------------------------------------------------------------------------------------------------------------------------
   Diff        Res       R_NB(R10)    0.3X10 sq      1600        2075       2550        Ohms             If=100uA
--------------------------------------------------------------------------------------------------------------------------
   Impl        Res        RNI_RI4     0.5X10 sq      8000       10000      12000        Ohms             If=100uA
--------------------------------------------------------------------------------------------------------------------------
   Via         Via        VIA400      5um x 5um       17          21         26         Ohms              If=1mA
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100: "PTP"

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter      Analog    Device Size   Lower Spec   Target   Upper Spec      Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   Bjt     NPN Beta     Q3BETA                         15         50        100      Gain         Ic=1mA, Vce=5.0V
--------------------------------------------------------------------------------------------------------------------------
   Bjt     NPN CBO      Q3BVCBO                        10         35        100      Volts        Ie=10uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt     NPN EBO      Q3BVEBO                       6.5         7         7.5      Volts        Ie=10uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt     NPN CEO      Q3LVCEO                        7          35         60      Volts        Ic=10uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt     Col to Col   BV_ISO                         30         70        100      Volts        I=5uA
--------------------------------------------------------------------------------------------------------------------------
Diffusion  N Buried     BL_RES                         90        115        140      Ohms         I=10mA
           Layer
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Sink(Plug)   SINK_RES                       2          12         30      Ohms         I=10mA
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Emitter      N+RHO                         3.5         6          7       Ohms/sq      I=4.53mA
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Base         BASERHO                       170        195        220      Ohms/sq      I-4.53mA
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Narrow Base  N-RES                         1250       1625       2000     Ohms         I-1mA
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "PTPCMOS"

--------------------------------------------------------------------------------------------------------------------------
Category  Parameter      Analog       Device Size   Lower Spec   Target  Upper Spec      Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   MOS    Vtp       VTOP_SHORT                         -1.3      -0.85      -0.4     Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Bvdp      BVDSP_SHORT                        -50        -25         0      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Vtn       VTON_SHORT                         0.4        0.65       0.9     Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Bvdn      BVDSN_SHORT                         18         39        60      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Idsat     IDP_5.0/5.0_SHORT                   -2        -1.5       -1      mAmps
--------------------------------------------------------------------------------------------------------------------------
   MOS    Idsat     IDN_5.0/5.0_SHORT                   2         3.5         5      mAmps
--------------------------------------------------------------------------------------------------------------------------
Diffusion N+        N+_RES                              2          8         14      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
Diffusion P-        P-_RES                              3          5          7      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
Diffusion P+        P+_RES                              30         55        80      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   P+_CONT_RES                         0          25        50      Ohms/cnt.
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   N+_CONT_RES                         0          7         30      Ohms/cnt.
--------------------------------------------------------------------------------------------------------------------------
   Yd     Gate      BV_GATE_OXIDE                      -200       -125       -50     Volts
          Oxide
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 4100:  "RTCCMOS"

--------------------------------------------------------------------------------------------------------------------------
Category  Parameter      Analog       Device Size   Lower Spec   Target  Upper Spec      Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   MOS    Vtp       VTOP_SHORT                         -1.5      -0.875     -0.25    Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Bvdp      BVDSP_SHORT                        -50        -25         0      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Vtn       VTON_SHORT                         0.3        0.65        1      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Bvdn      BVDSN_SHORT                         18         39        60      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Idsat     IDP_5.0/5.0_SHORT                   -2        -1.3      -0.6     mApms
--------------------------------------------------------------------------------------------------------------------------
   MOS    Idsat     IDN_5.0/5.0_SHORT                   3          4          5      mAmps
--------------------------------------------------------------------------------------------------------------------------
Diffusion N+        N+_RES                              2          8         14      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
Diffusion P-        P-_RES                              4         6.5         9      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
Diffusion P+        P+_RES                              30         55        80      Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   P+_CONT_RES                         0          20        40      Ohms/cnt.
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   N+_CONT_RES                         0          15        30      Ohms/cnt.
--------------------------------------------------------------------------------------------------------------------------
   Yd     Gate      BV_GATE_OXIDE                      -200       -125       -50     Volts
          Oxide
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 5100:  "GA20"

--------------------------------------------------------------------------------------------------------------------------
Category  Parameter      Analog       Device Size   Lower Spec   Target  Upper Spec      Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   MOS    Vtp       VTOP2                               -1        -0.8      -0.6     Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Bvdp      BVDSSP2                            -20       -13.09      -7      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Vtn       VTON2                              0.6        0.75       0.9     Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Bvdn      BVDSSN2                             7          12        20      Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS    Idsat     IDSSP2                            -0.004     -0.003    -0.0012   mAmps
--------------------------------------------------------------------------------------------------------------------------
   MOS    Idsat     IDSSN2                            0.0032     0.005     0.0072    mAmps
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   CONTM1M2                            0         0.07      0.15     Ohms/cnt
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   CONTMP+                            1000       7500      20000    Ohms/cnt.
--------------------------------------------------------------------------------------------------------------------------
   Via    Contact   CONTMN+                            1000       4000      10000    Ohms/cnt.
--------------------------------------------------------------------------------------------------------------------------
   Yd     Gate      BVGOXP                              20         24        30      Volts
          Oxide
--------------------------------------------------------------------------------------------------------------------------
   Yd     Gate      BVGOXN                             -30        -26        -22     Volts
          Oxide
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 5100:  "ALS15"

--------------------------------------------------------------------------------------------------------------------------
Category   Parameter       Analog         Device Size    Lower Spec  Target  Upper Spec     Unit    Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   MOS     Field vt       FIELD_VT                           10        25        40        Volts    Id=1uA, Vg=Vd
--------------------------------------------------------------------------------------------------------------------------
   Bjt     PNP Beta      BETA_Q7_50       6X7 Em, 3um        20        50        80         Gain    Ic=50uA, Vce=2.5V
                                             P+/P+
--------------------------------------------------------------------------------------------------------------------------
   Bjt     NPN Beta      LOP2B_20UA         (5X32)X2         70        110       180        Gain    Ic=20uA, Vce=2.0V
                                           E-Stripes
--------------------------------------------------------------------------------------------------------------------------
   Bjt      NPN EBO        20K_EBO      20K 2X2 Em grid       4         5        15        Volts    Ie=10uA
--------------------------------------------------------------------------------------------------------------------------
   Bjt      NPN CEO       AREA_CEO         500X500 Em         1         6        25        Volts    Ic=10uA
--------------------------------------------------------------------------------------------------------------------------
Diffusion  N Buried        BLR_RHO           50X50          20.5       23        27       Ohms/sq   I=10mA
             Layer
--------------------------------------------------------------------------------------------------------------------------
Diffusion Sink(Plug)      SINK_RHO           48X48           13        16        20       Ohms/sq   I=10mA
--------------------------------------------------------------------------------------------------------------------------
Diffusion     P-           P-_30X3         (L/W)30X3        1500      1650      1850      Ohms/sq   V=0.1V
--------------------------------------------------------------------------------------------------------------------------
Diffusion     P+           P+_30X3         (L/W)30X3         150       175       200      Ohms/sq   V=0.1V
--------------------------------------------------------------------------------------------------------------------------
Schottky      Vf            VS_D5          1300 um sq       0.51      0.54      0.58       Volts    Ib-300uA
                                            (GRring)
--------------------------------------------------------------------------------------------------------------------------
Schottky      Vr            VR_D5          1300 um sq        18        25        35        Volts    Ic-10uA
                                            (GRing)
--------------------------------------------------------------------------------------------------------------------------
   Via      M2 Via       RES_VIACHN                          90        110       130        Ohms    I=1mA
--------------------------------------------------------------------------------------------------------------------------
   Via     P-Contact      PCON_RES         100 2X2 P+       5000      6000      7000        Ohms    I=100uA
                                            Contacts
--------------------------------------------------------------------------------------------------------------------------
   Via    N-Contract      NCON_RES        100 2X2 Sink       180       225       300        Ohms    1=100uA
                                            Contacts
--------------------------------------------------------------------------------------------------------------------------
Metal Rs    Metal 1        M1SNAKE                          2500      2850      3200        Ohms    V=0.1V
--------------------------------------------------------------------------------------------------------------------------
Metal Rs    Metal 2        M2SNAKE                           200       275       350        Ohms    V-0.1V
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 5100:  "CGSP/E"

                       Table of parameters to be defined.

Fairchild Maine Fab 6001:  "ABiC2L & ABiC2LM"

----------------------------------------------------------------------------------------------------------------------------
 Category     Parameter        Analog      Device Size  Lower Spec   Target  Upper Spec     Unit     Measurement Method
----------------------------------------------------------------------------------------------------------------------------
   MOS           Vtn          VTO_N840     W/L 40/0.8      0.6        0.75       0.9        Volts    Linear Extrapolation
                                                                                                     (Vd=0.1V, Vb=Vs=GND)
----------------------------------------------------------------------------------------------------------------------------
   MOS          Idsat         IDS5N840     W/L 40/0.8      0.32       0.4       0.48        mA/um    Vg=Vd=5.0V, Vb=Vs=GND
----------------------------------------------------------------------------------------------------------------------------
   MOS           Bvdn         BVDSN840     W/L 40/0.8       7          >7                   Volts    Vg=Vb=Vs=GND,
                                                                                                     Id=1uA/um
----------------------------------------------------------------------------------------------------------------------------
   MOS           Vtp          VTO_P840     W/L 40/0.8      0.85        1        1.15        Volts    Linear Extrapolation
                                                                                                     (Vd=0.1V, Vb=Vs=GND)
----------------------------------------------------------------------------------------------------------------------------
   MOS          Idsat         IDS5P840     W/L 40/0.8      0.16       0.2       0.24        mA/um    Vg-Vd-5.0V, Vb=Vs=GND
----------------------------------------------------------------------------------------------------------------------------
   MOS           Bvdp         BVDSP840     W/L 40/0.8       7          >7                   Volts    Vg=Vb=Vs=GND,
                                                                                                     Id=1uA/um
----------------------------------------------------------------------------------------------------------------------------
   Bjt           CEO          CEO_ECL      (12-2X12)X2      6          >6                   Volts    Ic=500uA=1uA/um^2
                                            E-Stripes
----------------------------------------------------------------------------------------------------------------------------
   Bjt           CBO          CBO_ECL      (12-2X12)X2      10        >10                   Volts    Ic=50uA=0.1uA/um^2
                                            E-Stripes
----------------------------------------------------------------------------------------------------------------------------
   Bjt           EBO          EBO_ECL      (12-2X12)X2      5          >5                   Volts    Ie=50uA=0.1uA/um^2
                                            E-Stripes
----------------------------------------------------------------------------------------------------------------------------
   Bjt           Vbe          VBE_ECL      (12-2X12)X2     0.75       0.8       0.85        Volts    Ie-10mA Vcb-0v
                                            E-Stripes                                                (20uA/um^2)
----------------------------------------------------------------------------------------------------------------------------
   Bjt           Beta         B2C_ECL      (12-2X12)X2      50         90        200        Volts    Ie=10mA, Vce=2.75v
                                            E-Stripes                                                (20uA/um^2)
----------------------------------------------------------------------------------------------------------------------------
Poly Resistor     N+          V_POLYNP         VDP          66         75        84       Ohms/sq.   I=5mA
----------------------------------------------------------------------------------------------------------------------------
Poly Resistor     P+          V_POLYPP         VDP         238        270        320      Ohms/sq.   I=5mA
----------------------------------------------------------------------------------------------------------------------------
Poly Resistor     P-          V_POLYPM         VDP         1190       1400      1610      Ohms/sq.   I=1mA
----------------------------------------------------------------------------------------------------------------------------
 Silicide     Silicided       SILPPRHO         VDP          1          2          3       Ohms/sq.   I=5ma
               P+ Poly
----------------------------------------------------------------------------------------------------------------------------
Diffusion      N Buried        V_CUO           VDP         23.8                 32.2      Ohms/sq.   I=5mA
                Layer
----------------------------------------------------------------------------------------------------------------------------
Diffusion        Sink         SINKRHO         50X10         45         65        85       Ohms/sq.   I=5mA, Calculated
                                                                                                     ohms/sq.
----------------------------------------------------------------------------------------------------------------------------
   Via         Contact        CN_CONOX         756          0                     7       Ohms/Link  I=100uA, Calculated
                                            contacts                                                 ohms per link
----------------------------------------------------------------------------------------------------------------------------
   Via          M2 Via        CN_VIAO          756          0                     2       Ohms/Link  I=1mA, Calculated
                                            contacts                                                 ohms per link
----------------------------------------------------------------------------------------------------------------------------
 Metal Rs      Metal 1        M1_SNKT         18000        490        550        900        Ohms     I-1mA, Chain
                                            linear um                                                Resistance
----------------------------------------------------------------------------------------------------------------------------
 Metal Rs     Metal 22LM      M2_SNKT         18000        300        350        550        Ohms     I=1mA, Chain
                                            linear um                                                Resistance
----------------------------------------------------------------------------------------------------------------------------
    Yd        Gate Oxide      GOXNWBV      90000 um^2       12        >12                   Volts    I=1uA
----------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 6001:  "ABiC3L & ABiC4L"

         Table of Parameters to be defined, because process development is not yet complete.

Fairchild Maine Fab 6001:  "ABiC52L"

         Table of Parameters to be defined, because process development is not yet complete.

Fairchild Maine Fab 6001:  "BUS & CGS10"

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter        Analog      Device Size  Lower Spec   Target  Upper Spec     Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------

   MOS         Vtn           VTON1                       0.4        0.65       0.9        Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS         Vtp           VTOP1                      -1.45      -1.05      -0.65       Volts
--------------------------------------------------------------------------------------------------------------------------
   MOS        Idsat          IDSSP1                     -0.014     -0.01     -0.005        mA
--------------------------------------------------------------------------------------------------------------------------
   MOS        Idsat          IDSSN1                     0.015      0.022      0.029        mA
--------------------------------------------------------------------------------------------------------------------------
   MOS         Bvdn         BVDSSN1                       7          13        19         Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt         CEO          OUTLVCEO                      4         5.7        20         Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt         CBO          OUTBVCBO                      14         19        25         Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt         EBO          OUTBVEBO                      3         4.5        5.5        Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt         Beta         OUTBETA                       65        115        200        Volts
--------------------------------------------------------------------------------------------------------------------------
   Bjt       Schottky      VCSCHOTTKY                    0.2        0.34      0.475       Volts
--------------------------------------------------------------------------------------------------------------------------
Diffusion      Base         BASERRES                     2300       3200      3700        Ohms
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Buried Layer      BLRHO                        18         28        38       Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
Diffusion      Sink         SINKRHO                       45         55        65       Ohms/sq.
--------------------------------------------------------------------------------------------------------------------------
   Via       Contact        CONTM1M2                      0         0.04      0.075     Ohms/Link
--------------------------------------------------------------------------------------------------------------------------
 Contact    N+ Contact      CONTMN+                       10         30        60       Ohms/Link
--------------------------------------------------------------------------------------------------------------------------
 Contact    P+ Contact      CONTMP+                       10         25        40       Ohms/Link
--------------------------------------------------------------------------------------------------------------------------
 Metal Rs    Metal 1         M1CONT                       0          85        200        Ohms
--------------------------------------------------------------------------------------------------------------------------
 Metal Rs    Metal 2        M2CONTWC                      0          23        70         Ohms
--------------------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide       BVGOXN                      -20       -15.5      -12.5       Volts
--------------------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide       BVGOXP                      11.5       13.5       20         Volts
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 6001:  "CS080C"

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter        Analog       Device Size  Lower Spec   Target  Upper Spec    Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   MOS         Vtn           N5_VTO       W/L 40/0.8       0.6      0.725      0.85       Volts    Linear Extrapolation
                                                                                                   (Vd=0.1V, Vb=Vs=GND)
--------------------------------------------------------------------------------------------------------------------------
   MOS        Idsat         N5_IDSS       W/L 40/0.8      13.6       16.8       20         mA      Vg=Vd=5.0v, Vb=Vs=GND
--------------------------------------------------------------------------------------------------------------------------
   MOS         Bvdn         N5_BVDSS      W/L 40/0.8       10        13.5       17        Volts    Vg=Vb=Vs=GND, Id=1uA
--------------------------------------------------------------------------------------------------------------------------
   MOS         Vtp           P5_VTO       W/L 40/0.8      -1.1      -0.95      -0.8       Volts    Linear Extrapolation
                                                                                                   (Vd=-0.1V, Vb=Vs=GND)
--------------------------------------------------------------------------------------------------------------------------
   MOS        Idsat         P5_IDSS       W/L 40/0.8      -9.2       -7.2      -5.6        mA      Vg-Vd-5.0v, Vb=Vs=GND
--------------------------------------------------------------------------------------------------------------------------
   MOS         Bvdn         P5_BVDSS      W/L 40/0.8       -15      -12.5      -10        Volts    Vg=Vb=Vs=GND, Id=1uA
--------------------------------------------------------------------------------------------------------------------------
   Via       Contact        RM1N_RES      M1/N+ Chain       0       250000    500000      Ohms     Vf=5.0v
--------------------------------------------------------------------------------------------------------------------------
   Via       Contact        RM1P_RES      M1/P+ Chain       0       300000    600000      Ohms     Vf=-5.0v
--------------------------------------------------------------------------------------------------------------------------
   Via        M2 Via       RVIAH_RES       Via Chain        0        5000     18000       Ohms     Vf-5.0v
--------------------------------------------------------------------------------------------------------------------------
Diffusion     N-Well        RNW1_RES         N- in        1000       2000      3000       Ohms     Vf=1v
                                           Composite
--------------------------------------------------------------------------------------------------------------------------
Diffusion     P-Well       RPSUB2_RES        P- in         70        110       150        Ohms     Vf=-1v
                                           Composite
--------------------------------------------------------------------------------------------------------------------------
Diffusion       N+        RDIFFN1_RES    N+ Diffusion      570       750       930        Ohms     Vf=1v
                                           in P-Well
--------------------------------------------------------------------------------------------------------------------------
Diffusion       P+        RDIFFP1_RES    P+ Diffusion     1260       1400      1580       Ohms     Vf=-1v
                                           in N-Well
--------------------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide      GOXN_BVD       99870um2        -22       -12       -10        Volts    If=1ua
                                           Poly Cap
--------------------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide      GOXP_BVD       99840um2        10         12        22        Volts    If=1ua
                                           Poly Cap
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 6001:  "CS080CBI"

                       Table of parameters to be defined.

Fairchlid Maine Fab 6001:  "CS080CBTX"

--------------------------------------------------------------------------------------------------------------------------
 Category   Parameter        Analog      Device Size  Lower Spec   Target  Upper Spec     Unit     Measurement Method
--------------------------------------------------------------------------------------------------------------------------
   MOS         Vtn           N5_VTO      W/L 40/0.8      0.6       0.725      0.85        Volts    Linear Extrapolation
                                                                                                   (Vd=0.1V, Vb=Vs=GND)
--------------------------------------------------------------------------------------------------------------------------
   MOS        Idsat         N5_IDSS      W/L 40/0.8      13.6       16.8       20          mA      Vg=Vd=5.0v, Vb=Vs=GND
--------------------------------------------------------------------------------------------------------------------------
   MOS         Bvdn         N5_BVDSS     W/L 40/0.8       10        13.5       17         Volts    Vg=Vb=Vs=GND, Id=1uA
--------------------------------------------------------------------------------------------------------------------------
   MOS         Vtp           P5_VTO      W/L 40/0.8      -1.1      -0.95      -0.8        Volts    Linear Extrapolation
                                                                                                   (Vd=0.1V, Vb=Vs=GND)
--------------------------------------------------------------------------------------------------------------------------
   MOS        Idsat         P5_IDSS      W/L 40/0.8      -9.2       -7.2      -5.6         mA      Vg=Vd=5.0v, Vb=Vs=GND
--------------------------------------------------------------------------------------------------------------------------
   MOS         Bvdn         P5_BVDSS     W/L 40/0.8      -15       -12.5       -10        Volts    Vg=Vb=Vs=GND, Id=1uA
--------------------------------------------------------------------------------------------------------------------------
   Via       Contact        RM1N_RES     M1/N+ Chain      00       250000    500000       Ohms     Vf=5.0v
--------------------------------------------------------------------------------------------------------------------------
   Via       Contact        RM1P_RES     M1P+ Chain       0        300000    600000       Ohms     Vf=-5.0v
--------------------------------------------------------------------------------------------------------------------------
   Via        M2 Via       RVIAH_RES      Via Chain       0         5000      18000       Ohms     Vf=5.0v
--------------------------------------------------------------------------------------------------------------------------
Diffusion     N-Well        RNW1_RES        N-in         1000       2000      3000        Ohms     Vf-1v
                                          Composite
--------------------------------------------------------------------------------------------------------------------------
Diffusion     P-Well       RPSUB2_RES       P-in          70        110        150        Ohms     Vf=-1v
                                          Composite
--------------------------------------------------------------------------------------------------------------------------
Diffusion       N+        RDIFFN1_RES        N+          570        750        930        Ohms     Vf-1v
                                          Diffusion
                                          in P-Well
--------------------------------------------------------------------------------------------------------------------------
Diffusion       P+        RDIFFP1_RES        P+          1260       1400      1580        Ohms     Vf=-1v
                                          Diffusion
                                          in N-Well
--------------------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide      GOXN_BVD      99870um2       -22        -12        -10        Volts    If=-1ua
                                          Poly Cap
--------------------------------------------------------------------------------------------------------------------------
    Yd      Gate Oxide      GOXP_BVD      99840um2        10         12        22         Volts    If=1ua
                                          Poly Cap
--------------------------------------------------------------------------------------------------------------------------
Diffusion      Base           RBU        Vander Pau      1100       1330      1550       Ohms/Sq   Calculated Ohms/sq
--------------------------------------------------------------------------------------------------------------------------
Diffusion  Buried Layer       RBLU       Vander Pau       23         29        35        Ohms/Sq   Calculated Ohms/sq
--------------------------------------------------------------------------------------------------------------------------
   BJT         Beta       NPN1_BF100U    2.24ux2.08um     35         70        115                 Ie=100uA, Vce=1.0v
--------------------------------------------------------------------------------------------------------------------------
   BJT         CBO         NPN1_BVCBO    2.24ux2.08um     10        16.8       20         Volts    Ic=1uA, Vb=GND
--------------------------------------------------------------------------------------------------------------------------
   BJT         EBO         NPN1_BVEBO    2.24ux2.08um    5.5        5.75       6.1        Volts    Ie=1uA, Vb=GND
--------------------------------------------------------------------------------------------------------------------------
   BJT         CEO          Q1_VCEO      2.24ux2.08um    5.5         7         10         Volts    Ve=-100uA, Vc=GND
--------------------------------------------------------------------------------------------------------------------------

Fairchild Maine Fab 6001:  "CS080CBIHY"

         Table of Parameters to be defined, because process development is not yet completed.

Fairchld Maine Fab 6001:  "CS080CBIP

         Table of Parameters to be defined, because process development is not yet completed.

Fairchild Maine Fab 6001:  "CS080CBIVU"

         Table of Parameters to be defined, because process development is not yet completed.

                                    EXHIBIT G

                    PRICES FOR WAFER SORT AND EPI PROCESSING

South Portland, Maine

Wafer Sort Cost [CONFIDENTIAL INFORMATION
OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION]

    [CONFIDENTIAL INFORMATION OMITTED AND     [CONFIDENTIAL INFORMATION
      FILED SEPARATELY WITH THE                       OMITTED AND FILED
      SECURITIES AND EXCHANGE COMMISSION]           SEPARATELY WITH THE
                                                SECURITIES AND EXCHANGE
                                                            COMMISSION]

    [CONFIDENTIAL INFORMATION OMITTED AND     [CONFIDENTIAL INFORMATION
      FILED SEPARATELY WITH THE                       OMITTED AND FILED
      SECURITIES AND EXCHANGE COMMISSION]           SEPARATELY WITH THE
                                                SECURITIES AND EXCHANGE
                                                            COMMISSION]

    [CONFIDENTIAL INFORMATION OMITTED AND     [CONFIDENTIAL INFORMATION
      FILED SEPARATELY WITH THE                       OMITTED AND FILED
      SECURITIES AND EXCHANGE COMMISSION]           SEPARATELY WITH THE
                                                SECURITIES AND EXCHANGE
                                                            COMMISSION]

      [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION]

Penang, Malaysia

Wafer Sort Cost [CONFIDENTIAL
INFORMATION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION]

      [CONFIDENTIAL INFORMATION       [CONFIDENTIAL INFORMATION OMITTED
      OMITTED AND FILED SEPARATELY        AND FILED SEPARATELY WITH THE
      WITH THE SECURITIES AND                   SECURITIES AND EXCHANGE
      EXCHANGE COMMISSION]                                  COMMISSION]

West Jordan, Utah

Wafer Sort Cost [CONFIDENTIAL
INFORMATION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION]

      [CONFIDENTIAL INFORMATION       [CONFIDENTIAL INFORMATION OMITTED
      OMITTED AND FILED SEPARATELY        AND FILED SEPARATELY WITH THE
      WITH THE SECURITIES AND                   SECURITIES AND EXCHANGE
      EXCHANGE COMMISSION]                                  COMMISSION]

Non-recurring costs

      [CONFIDENTIAL INFORMATION
      OMITTED AND FILED SEPARATELY
      WITH THE SECURITIES AND
      EXCHANGE COMMISSION]

      [CONFIDENTIAL INFORMATION       [CONFIDENTIAL INFORMATION OMITTED
      OMITTED AND FILED SEPARATELY        AND FILED SEPARATELY WITH THE
      WITH THE SECURITIES AND                   SECURITIES AND EXCHANGE
      EXCHANGE COMMISSION]                                  COMMISSION]
      [CONFIDENTIAL INFORMATION         [CONFIDENTIAL INFORMATION
      OMITTED AND FILED SEPARATELY              OMITTED AND FILED
      WITH THE SECURITIES AND                 SEPARATELY WITH THE
      EXCHANGE COMMISSION]                SECURITIES AND EXCHANGE
                                                      COMMISSION]

      [CONFIDENTIAL INFORMATION       [CONFIDENTIAL INFORMATION OMITTED
      OMITTED AND FILED SEPARATELY        AND FILED SEPARATELY WITH THE
      WITH THE SECURITIES AND                   SECURITIES AND EXCHANGE
      EXCHANGE COMMISSION]                                  COMMISSION]
      [CONFIDENTIAL INFORMATION        [CONFIDENTIAL INFORMATION
      OMITTED AND FILED SEPARATELY             OMITTED AND FILED
      WITH THE SECURITIES AND                SEPARATELY WITH THE
      EXCHANGE COMMISSION]               SECURITIES AND EXCHANGE
                                                     COMMISSION]

Sort Operating Principles

FAIRCHILD will load the South Portland, Maine, West Jordan, Utah and Penang, Malaysia Wafer Sort facilities in a manner that minimizes the total costs to NATIONAL, while generating the best possible yield control for NATIONAL Products. This means that Penang will be the primary sorting site for those Products which can be sorted there, unless otherwise instructed by NATIONAL.

on a case by case basis, FAIRCHILD will provide NATIONAL the opportunity to install NATIONAL's automatic test equipment within FAIRCHILD's Facilities, which might be required to take advantage of FAIRCHILD's Integrated Yield Management services. FAIRCHILD will quote hourly rates for operations, maintenance and support services, and NATIONAL will assume the costs of equipment depreciation, spare parts, initial setup, probe cards, and electrical interface boards.

New sort hardware setups or Wafer sort for new Products

In the case of new hardware setups or Wafer sort for new Products, if the hardware and/or test program is provided by National, Fairchild will connect the hardware and/or test program and attempt to sort wafers. If engineering problems are found then Fairchild will debug and solve the problems to the extent of its capabilities utilizing Best Efforts.

Epitaxial Layer Processing

[CONFIDENTIAL INFORMATION OMITTED AND            [CONFIDENTIAL INFORMATION
FILED SEPARATELY WITH THE SECURITIES          OMITTED AND FILED SEPARATELY
AND EXCHANGE COMMISSION]                  WITH THE SECURITIES AND EXCHANGE
                                                               COMMISSION]

                                    EXHIBIT J

                      OPERATIONAL SUPPORT SERVICES AND FEES

The following Operational Support Services can be provided by Fairchild to National for a fee. If no fee is stated it will be negotiated by the Parties at a future date.

Production Control Management and Scheduling for National Product lines

Mask Making Services:                                      Price
---------------------                                      -----

     Prefracture Edits to Database           [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
     Reticle Generation                      [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
     Database Fracture                       [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
     Product Specific Test Pattern Modules   [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
     DRC Verification, up to 20 hours effort [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
        for time in excess of 20 hours       [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
     Database Conversion and Boolean         [CONFIDENTIAL INFORMATION OMITTED
     Operations                              AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]
       for time in excess of 50 hours        [CONFIDENTIAL INFORMATION OMITTED
                                             AND FILED SEPARATELY WITH THE
                                             SECURITIES AND EXCHANGE
                                             COMMISSION]

Mathematical Modeling and
Characterization Services:
                                    Price Per [CONFIDENTIAL       Minimum
                                    ---------                     -------
                                    INFORMATION OMITTED AND    [CONFIDENTIAL
                                      FILED SEPARATELY WITH      INFORMATION
                                       THE SECURITIES AND        OMITTED AND
                                      EXCHANGE COMMISSION]    FILED SEPARATELY
                                                                  WITH THE
                                                              SECURITIES AND
                                                                  EXCHANGE
                                                                COMMISSION]
     Process Circuit Model File     [CONFIDENTIAL             [CONFIDENTIAL
     Generation                     INFORMATION OMITTED AND   INFORMATION
                                    FILED SEPARATELY WITH     OMITTED AND
                                    THE SECURITIES AND        FILED SEPARATELY
                                    EXCHANGE COMMISSION]      WITH THE
                                                              SECURITIES AND
                                                              EXCHANGE
                                                              COMMISSION]
     Analog Specific Parameter      [CONFIDENTIAL               [CONFIDENTIAL
     Information                    INFORMATION OMITTED AND      INFORMATION
                                    FILED SEPARATELY WITH        OMITTED AND
                                    THE SECURITIES AND        FILED SEPARATELY
                                    EXCHANGE COMMISSION]          WITH THE
                                                              SECURITIES AND
                                                                  EXCHANGE
                                                                COMMISSION]
     Enhanced Electrical Testing    [CONFIDENTIAL              [CONFIDENTIAL
     for New Designs                INFORMATION OMITTED AND   INFORMATION
                                    FILED SEPARATELY WITH     OMITTED AND
                                    THE SECURITIES AND        FILED SEPARATELY
                                    EXCHANGE COMMISSION]      WITH THE
                                                              SECURITIES AND
                                                                 EXCHANGE
                                                                COMMISSION]
     Geom-Gen and Cadence Symbol    [CONFIDENTIAL               [CONFIDENTIAL
     Generation                     INFORMATION OMITTED AND      INFORMATION
                                    FILED SEPARATELY WITH        OMITTED AND
                                    THE SECURITIES AND        FILED SEPARATELY
                                    EXCHANGE COMMISSION]          WITH THE
                                                              SECURITIES AND
                                                                  EXCHANGE
                                                                 OMMISSION]

Automatic Test Equipment
Development Services:

                                    Price Per [CONFIDENTIAL       Minimum
                                    ---------                     -------
                                    INFORMATION OMITTED AND
                                     FILED SEPARATELY WITH
                                       THE SECURITIES AND
                                      EXCHANGE COMMISSION]
     MCT20xx Test Program Creation  [CONFIDENTIAL              [CONFIDENTIAL
                                    INFORMATION OMITTED AND     INFORMATION
                                    FILED SEPARATELY WITH    OMITTED AND FILED
                                    THE SECURITIES AND        SEPARATELY WITH
                                    EXCHANGE COMMISSION]       THE SECURITIES
                                                               AND EXCHANGE
                                                                COMMISSION]
     MCT20xx Custom Test Solution      [CONFIDENTIAL INFORMATION OMITTED AND
     Development                     FILED SEPARATELY WITH THE SECURITIES AND
                                               EXCHANGE COMMISSION]

     Test Program Port to LTX       [CONFIDENTIAL               [CONFIDENTIAL
     MicroMaster System             INFORMATION OMITTED AND      INFORMATION
                                    FILED SEPARATELY WITH     OMITTED AND FILED
                                    THE SECURITIES AND         SEPARATELY WITH
                                    EXCHANGE COMMISSION]     THE SECURITIES AND
                                                                  EXCHANGE
                                                                COMMISSION]

Integrated Yield Management Services [CONFIDENTIAL INFORMATION OMITTED AND
                                     FILED SEPARATELY WITH THE SECURITIES AND
                                     EXCHANGE COMMISSION]

Semiconductor Electrical Failure Analysis Services
                                                            Price Per hour
                                                            --------------
              Capability                               (Unless otherwise stated)
              ----------
Device Analysis

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION]
[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

Material Analysis

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

[CONFIDENTIAL INFORMATION OMITTED AND FILED                 [CONFIDENTIAL
SEPARATELY WITH THE SECURITIES AND EXCHANGE            INFORMATION OMITTED AND
COMMISSION]                                             FILED SEPARATELY WITH
                                                          THE SECURITIES AND
                                                         EXCHANGE COMMISSION]

Priority processing:

The standard charges above are for failure analysis completion within [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] of receipt by Fairchild.

Expedited analysis (move to the top of the queue) is available at a [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] surcharge.

The Parties agree that the minimum charge for failure analysis will be [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION] per job (any combination of service) or [CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION], whichever is greater.

Fairchild may accept National analysis work from other non-Fairchild wafer facilities, based on workload and analysis complexity.

                                    EXHIBIT K

                       CYCLE TIME AND EXPEDITED PROCESSING
                         HOT LOT CYCLE TIMES AND PRICING

Fiscal Year 1998 Wafer Processing Cycle Times (in Days)

                                 Standard         Hot Lot            Super Hot
Process                         cycle time        cycle time         cycle time
-------                         ----------        ----------         ----------

West Jordan, Utah Fab:

                                 Standard              Hot Lot       Super Hot
Process                         cycle time            cycle time     cycle time
-------                         ----------            ----------     ----------

CE80 SLM                            50                    35             24
CE80 DLM                            55                    39             26
CS100P                              50                    35             24
CS100HE2                            60                    42             28
CS08OSG                             48                    34             23
CS08OSG3                            60                    42             25
CS65SE                              60                    42             24

South Portland, Maine Fab:

                                 Standard              Hot Lot       Super Hot
        Process                 cycle time            cycle time     cycle time
        -------                 ----------            ----------     ----------

CS80C                               42                    29             23
CS80CBTX                            52                    36             28
CS80CBI                             52                    36             28
ABiC IV 2LM                         58                    44             36
ABiC IV 4LM                         70                    51             42
Interface Bipolar                   27                    19             15
Metal Gate CMOS                     13                    10             8

National will be charged a premium per hot lot started as follows:

   for Hot Lots, the premium will be $4,000. per lot

   for Super Hot Lots, the premium will be $10,000. per lot

The standard lot sizes of 12 or 24 Wafers will apply.

                                    EXHIBIT L

1. Prices for Wafers manufactured in the six-inch fab in South Portland, Maine will be determined as follows. Shortly prior to the conclusion of the first six (6) fiscal periods under this Agreement ("Fiscal Half"), the Parties shall meet in order to determine new prices for the Second Fiscal Half. At that meeting the Parties will review the manufacturing history during such part of the First Fiscal Half for which such information shall be available in order to determine Fairchild's actual manufacturing cost base for that Wafer Module which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date, (the "Class 1 Reference Cost Base"). If the Class 1 Reference Cost Base plus a twenty-five percent (25%) markup, is less than the price applicable for the first Fiscal Half, prices for the second Fiscal Half will be equal to the Class 1 Reference Cost Base plus a twenty-five percent (25%) markup. If Fairchild's actual costs have increased, the prices will remain the same. Exhibit N sets forth the prices for Wafers to be manufactured in the South Portland, Maine six-inch fab during the next twenty-seven (27) fiscal periods of this Agreement based on the forecast volumes. For different volumes, the prices may vary as set forth in the Revenue Side Letter.

2. Prices for Wafers manufactured on the four and five-inch fabs in South Portland, Maine and the West Jordan, Utah fab will be determined as follows. Shortly prior to the conclusion of the first Fiscal Half, the Parties shall meet in order to determine new prices for each of the aforementioned Wafer Modules for the second Fiscal Half. At that meeting the Parties will review the manufacturing history during such part of the first Fiscal Half for which such information shall be available in order to determine each Wafer Module's actual manufacturing cost base which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date, (the "Reference Cost Base" per applicable Wafer Module). For each Wafer Module, if the Reference Cost Base plus a twenty-five percent (25%) markup is less than the price applicable for the first Fiscal Half, prices for the second Fiscal Half for that Wafer Module will be equal to its Reference Cost Base plus a twenty-five percent (25%) markup. If Fairchild's actual costs have increased, the prices for Wafers manufactured in that Wafer Module will remain the same as during the first Fiscal Half.

      The applicable Reference Cost Base and second Fiscal Half prices will remain in effect for each of the aforementioned Wafer Modules for the remaining term of this Agreement. Shortly prior to the conclusion of the eighteenth (18th) fiscal period of this Agreement, and every six (6) fiscal periods thereafter, the Parties shall meet in order to determine Fairchild's actual manufacturing costs for the preceding Fiscal Half which shall be consistent with National's standard cost accounting practices in effect as of the Effective Date. If a Wafer Module's actual costs during the previous Fiscal Half were lower than its Reference Cost Base, the Parties shall calculate what National would have paid if such actual costs had been used in originally setting the prices, rather than the applicable Reference Cost Base. Fairchild shall give National a credit equal to fifty percent (50%) of the savings National would have realized if it had paid the recalculated prices. No monies will be owing to or from National or to or from Fairchild if Fairchild's actual costs during the preceding Fiscal Half were higher than the applicable Reference Cost Base.

3. The prices for any Wafers or Equivalent Wafers purchased during a National fiscal year in excess of the Forecast Volumes are set forth in Exhibit N.

4. If National does not place orders for Wafers or Equivalent Wafers in accordance with the Forecast Volumes during any National fiscal year, the provisions of the Revenue Side Letter will apply with respect to the manner in which National will discharge its commitment to Fairchild for that fiscal year.

5. Pricing for any extension and/or ramp-down period beyond the first thirty-nine (39) fiscal periods of this Agreement will be negotiated in good faith by the Parties.

                                    Exhibit M
04-97
-----            Water        Equiv         Equiv                     Fixed
                 Starts       Factor       Wafers       % of Feb       Ovhd
                 ------       ------       ------       --------       ----
CS080C            4.3          1.00          4.3         14.7%         1.9
CS80CBTX          9.6          1.27         12.2         41.7%         5.4
CS80C81           0.7          1.46          1.0          3.5%         0.5
ABIC              1.9          1.65          3.1         10.7%         1.4
Total NBC         15.5                      20.6         70.6%         9.2

FSC               8.6          1.00          8.6         29.4%         3.8

Total 6" Fab      25.                       29.2         100.0%        13.0

FY98
----

CS080C            24.6         1.00         24.6         24.6%         13.2
CS80CBTX          20.0         1.27         25.4         25.4%         13.6
CS80CBI           3.9          1.45          5.7          5.6%         3.0
ABIC              8.3          1.65         13.7         13.7%         7.3
Total NSC         56.8                      69.4         69.2%         37.1

FSC               30.8         1.00         30.8         30.8%         16.5

Total 6" Fab      87.5                      100.2        100.0%        53.6

FY99
----             Water        Equiv         Equiv                     Fixed
                 Starts       Factor       Wafers       % of Feb       Ovhd
                 ------       ------       ------       --------       ----
CS080C            0.0          1.00          0.0         0.05%         0.0
CS80CBTX          6.0          1.27          7.6          6.7%         3.6
CS80CBI           16.5         1.45         23.9         21.2%         11.4
ABIC              23.5         1.54         38.8         34.3%         18.4
Total NSC         46.0                      70.3         62.3%         33.4

FSC               42.6         1.00         42.6         37.7%         20.2

Total 6" Fab      88.6                      112.9        100.0%        53.6

FY00
----             Water        Equiv         Equiv                     Fixed
                 Starts       Factor       Wafers       % of Feb       Ovhd
                 ------       ------       ------       --------       ----
CS080C            0.0          1.00          0.0          0.0%         0.0
CS80CBTX          0.0          1.27          0.0          0.0%         0.0
CS80CBI           20.1         1.45         29.1         23.5%         12.6
ABIC              27.4         1.65         45.2         36.4%         19.5
Total NSC         47.5                      74.4         59.9%         32.1

FSC               49.8         1.00         49.8         40.1%         21.5

Total 6" Fab      97.3                      124.2        100.0%        53.6

                                                       Exhibit N
                       --------------------------------------------------------------------------------------------------------
                       FY97                FY98                             FY99                            FY00
                            ---------------------------------------------------------------------------------------------------
                        Q4    Q1     Q2     Q3     Q4    Year    Q1    Q2     Q3    Q4   Year    Q1    Q2     Q3    Q4   Year
                       --------------------------------------------------------------------------------------------------------
South
Portland
--------
Includes
EPI where
applicable
                                                         ------                          ------                          ------
BCT1.0       Price    1,008  1,008  1,008  1,008  1,008  1,008    892   892    892   892   892    791   791    791   791   791
             Starts     0.6                                 --                              --                              --
             Revenue    0.5     --     --     --     --     --     --    --     --    --    --     --    --     --    --    --

CS80C        Price    1,008  1,008  1,008  1,008  1,008  1,008    892   892    892   892   892    791   791    791   791   791
             Starts     3.7    6.4    5.9    6.4    5.9   24.6                              --                              --
             Revenue    3.5    5.9    5.5    5.9    5.5   22.8     --    --     --    --    --     --    --     --    --    --

CS80CBTX     Price    1,252  1,252  1,252  1,252  1,252  1,252  1,106 1,106  1,106 1,106 1,106    977   977    977   977   977
             Starts     9.6    6.1    3.9    6.0    3.9   19.9    1.2   1.5    1.7   1.6   6.0                              --
             Revenue   10.8    6.9    4.4    6.8    4.4   22.4    1.2   1.5    1.7   1.6   6.0     --    --     --    --    --

CS809CBi     Price    1,416  1,416  1,416  1,416  1,416  1,416  1,247 1,247  1,247 1,247 1,247  1,100 1,100  1,100 1,100 1,100
             Starts     0.7    0.9    1.0    1.0    1.0    3.9    4.1   4.1    4.1   4.2  16.5    5.0   5.0    5.0   5.0  20.1
             Revenue    0.9    1.1    1.3    1.3    1.3    5.0    4.6   4.6    4.6   4.7  18.5    5.0   5.0    5.0   5.0  19.9

ABiC 2LM     Price    1,597  1,597  1,597  1,597  1,597  1,597  1,405 1,405  1,405 1,405 1,405  1,239 1,239  1,239 1,239 1,239
             Starts     1.9    2.0    2.1    2.0    2.1    8.2    4.6   5.5    6.2   7.2  23.5    6.9   6.9    6.9   6.9  27.6
             Revenue    2.7    2.8    3.0    2.8    3.0   11.7    5.8   6.9    7.8   9.0  29.4    7.6   7.6    7.6   7.6  30.4

ABiC 4LM     Price    2,010  2,010  2,010  2,010  2,010  2,010  1,778 1,778  1,778 1,778 1,778  1,576 1,576  1,576 1,576 1,576
             Starts     2.0                                 --                              --                              --
             Revenue    0.4     --     --     --     --     --     --    --     --    --    --     --    --     --    --    --

TOTAL
Class 1      ASP       1,250 1,212  1,217  1,213  1,217  1,214  1,296 1,298  1,301 1,309 1,301  1,172 1,172  1,172 1,172 1,172
             Starts    16.7   15.4   12.9   15.4   12.9   56.6    9.9  11.1   12.0  13.0  46.0   11.9  11.9   11.9  11.9  47.7
             Revenue   18.8   16.8   14.1   16.8   14.1   61.9   11.5  13.0   14.0  15.3  53.9   12.6  12.6   12.6  12.6  50.3

Comm'l 4100  Price/4"   143    413    143    143    143    143    143   143    143   143   143    143   143    143   143   143
             4"        36.5   36.5   36.5   36.5   36.5  145.9   30.9  30.9   30.9  30.9 123.7   26.2  26.2   26.2  26.2 104.7
             Starts
             6" equiv  16.2   16.2   16.2   16.2   16.2   64.8   13.7  13.7   13.7  13.7  55.0   11.6  11.6   11.6  11.6  46.5
             Revenue    5.0    5.0    5.0    5.0    5.0   19.8    4.2   4.2    4.2   4.2  16.8    3.6   3.6    3.6   3.6  14.2

Comm'l 5100  Price/5"   222    222    222    222    222    222    222   222    222   222   222    222   222    222   222   222
             5"         0.7    0.2    0.2    0.2    0.2    0.9    0.2   0.2    0.2   0.2   0.7    0.1   0.1    0.1   0.1   0.6
             Starts
             6" equiv   0.5    0.2    0.2    0.2    0.2    0.6    0.1   0.1    0.1   0.1   0.5    0.1   0.1    0.1   0.1   0.4
             Revenue    0.1    0.0    0.0    0.0    0.0    0.2    0.0   0.0    0.0   0.0   0.2    0.0   0.0    0.0   0.0   0.1

Subtotal FM  6"        33.4   31.8   29.3   31.8   39.2  122.0   23.8  25.0   25.9  26.9 101.5   23.7  23.7   23.7  23.7  94.6
fabs         Starts
             Revenue   23.9   21.8   19.1   21.8   19.1   81.9   15.8  17.2   18.3  19.5  70.8   16.2  16.2   16.2  16.2  64.7

TE-EPI       Price       46     46     46     46     46     46     46    46     46    46    46     46    46     46    46    46
             Starts    25.8   19.8   19.8   19.8   19.8   79.2    4.0   4.0    4.0   4.0  16.0    1.0   1.0    1.0   1.0   4.0
             Revenue    1.2    0.9    0.9    0.9    0.9    3.6    0.2   0.2    0.2   0.2   0.7    0.0   0.0    0.0   0.0   0.2
                                                         ------                          ------                          ------

                                                        Exhibit N
                      -----------------------------------------------------------------------------------------------------
                       FY97                FY98                             FY99                            FY00
                            -----------------------------------------------------------------------------------------------
                       Q4    Q1    Q2     Q3    Q4   Year    Q1    Q2     Q3    Q4   Year    Q1    Q2     Q3    Q4   Year
                      -----------------------------------------------------------------------------------------------------
Salt Lake
                                                     ------                          ------                          ------
CS100E2      Price     848    848   848    848   848   848    797   797    797   797   797    749   749    749   749   749
             Starts    1.3    2.1   2.1    2.1   2.1   8.5    1.2   1.2    1.2   1.2   4.7     --    --     --    --    --
             Revenue   1.0    1.7   1.7    1.7   1.7   6.6    0.9   0.9    0.9   0.9   3.5     --    --     --    --    --

CE130        Price     627    627   627    627   627   627    589   589    589   589   589    554   554    554   554   554
             Starts    0.9                              --     --    --     --    --    --     --    --     --    --    --
             Revenue   0.5     --    --     --    --    --     --    --     --    --    --     --    --     --    --    --

CE80         Price     669    669   669    669   669   669    628   628    628   628   628    591   591    591   591   591
             Starts    1.3    2.4   2.4    2.4   2.4   9.6    0.6   0.6    0.6   0.6   2.2     --    --     --    --    --
             Revenue   0.8    1.5   1.5    15.   1.5   1.5    5.9   0.3    0.3   0.3   1.3     --    --     --    --    --

CS80SG       Price    1,789 1,789 1,789  1,789 1,789 1,789  1,682 1,682  1,682 1,682 1,682  1,581 1,581  1,581 1,581 1,581
             Starts    0.1    0.1   0.1    0.1   0.1   0.4     --    --     --    --    --     --    --     --    --    --
             Revenue   0.2    0.2   0.2    0.2   0.2   0.7     --    --     --    --    --     --    --     --    --    --

CS65         Price    2,141 2,141 2,141  2,141 2,141 2,141  2,013 2,013  2,013 2,013 2,013  1,892 1,892  1,892 1,892 1,892
             Starts     --    0.3   0.3    0.3   0.3   1.0    0.0   0.0    0.0   0.0   0.1     --    --     --    --    --
             Revenue    --    0.5   0.5    0.5   0.5   2.0    0.1   0.1    0.1   0.1   0.2     --    --     --    --    --

CE80DLM      Price     755    755   755   7557   755   755    710   710    710   710   710    667   667    667   667   667
             Starts
             Revenue

TOTAL SL     Revenue   773    864   864    864   864   864    782   782    782   782   782    n/a   n/a    n/a   n/a   n/a
             Starts    3.5    4.9   4.9    4.9   4.9  19.5    1.8   1.8    1.8   1.8   7.0     --    --     --    --    --
             Revenue   2.4    3.8   3.8    3.8   3.8  15.2    1.2   1.2    1.2   1.2   5.0     --    --     --    --    --
                                                     ------                          ------                          ------

--------------------------------------------------------------------------------
      Prices for incremental volumes above the forecasted volumes will be priced per table:

South Portland            4" commercial                            $ 70
                          5" commercial                            $110
                          6" fab
                                ABiC2LM                            $825
                                CS80CBTX                           $635
                                CS80CBI                            $705
                                CS80C                              $500
                                BCT1.0                             $705
                                ABiC4LM                            $1,000
--------------------------------------------------------------------------------

                                    EXHIBIT O

                           PRINCIPLES OF MANUFACTURING

(Degree) Forecasted volumes will be supplied covering all aspects of activity for 3 years.

(Degree) National will meet a Revenue commitment of $330m over 3 years and 3 months, effective the day of closing of the purchase agreement.

(Degree) Price will be fixed for the first 6 months. Pricing will reflect
         National's full absorption of the fixed cost based on its percent utilization of the South Portland, Maine 6" facility (i.e., this incorporates the agreed equivalency factors).

(Degree) Principles will be set to establish pricing for the second 6 months.

(Degree) Cost base for FM Class 1 will be Q4 Forecast FY97 with a fully capitalized base.

(Degree) National will pay a mark up of 25% in the first 12 months.

(Degree) For Class 1 the pricing after the initial 12 months is targeted to decline 12% or better given equal loadings in each subsequent interval. If the volume is greater price reduction will be increased accordingly.

(Degree) Incremental volumes above the forecast volumes will be priced per table:

            4"           =   $ 70
            5"           =   $110
            6" ABIC          $825
            CBTX             $635
            CBI              $705
            CS80             $500

(Degree) Available incremental capacity will be at the same rate as the base.

(Degree) Pricing activity beyond Fiscal Year 00

         - In case the Parties are unable to agree on prices for the following year, the prices used in the previous year will remain in effect, and the Parties will be allowed to reduce the capacity commitment each quarter by a quantity of 20%, starting one quarter after the price agreements expire. A notice shall be given 90 days prior to any capacity reduction.

(Degree) For the Class 100 and the Penang Assembly and Test Facilities the price after the initial 12 months commitment will be at cost plus 25%. If the actual cost is better than the agreed upon base a credit will be given to National in the subsequent Fiscal Half equal to 50% of the savings. If the cost is greater than the agreed upon base, the price will be at the agreed upon base.